                                                                 Exhibit 10.3(a)

                                  Schedule 1

                                  SCHEDULE 1
                                  ----------

                  ARTHUR D. LITTLE, INC. TO EPYX CORPORATION
                  ------------------------------------------

                       (HYDROGEN GENERATION TECHNOLOGY)

====================================================================================================================================
  W&W          FILE STATUS            PROJECT DESCRIPTION            INVENTOR(S)
FILE NO.                                       OR                        OR
(ADL ROI                            APPLICATION INFORMATION            PROJECT                         . FILE HISTORY
No., Case                                                             LEADER(S)
No., or
Project No.                                                                                            [_] NEXT ACTION
& Date of
1rst
provable
act)

------------------------------------------------------------------------------------------------------------------------------------
1955 P 002   CLOSED             PCT UTILITY APPL.                Lawrence G. Clawson      . Second Written Opinion mailed 7/7/98 is
             ------
                                S/N: PCT/US 97/014, 906          William L. Mitchell        favorable, indicating patentability.
             (National filings  FILED: 8/25/97                   Johannes H.J. Thijssen   . National filings completed in February
             completed, see     PUBLISHED: 3/5/98, WO98/08771    Jeff Bentley               of 1999; see 1973 series below.
             1973 P 003, 005,   TITLE: Method and Apparatus for                           . PCT application filed naming only one
             006, 008, 009,     Converting Hydrocarbon Fuel into                            Inventor, per instructions from legal
             and 011)           Hydrogen Gas and Carbon Dioxide                             assistant at ADL. This consequently
                                NOTE: (This is the international                            corrected in National filings (1973
                                equivalent of 1955 P 007; i.e.,                             series).
                                the originally-filed ADL
                                application directed to Model A,
                                FIG.1 and two other embodiments
                                FIGS. 2-3)
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

  W & W     FILE STATUS              PROJECT DESCRIPTION                INVENTOR(S)
 FILE NO.                                    OR                             OR                             . FILE HISTORY
(ADL ROI                           APPLICATION INFORMATION                PROJECT
No., Case                                                                LEADER(S)
No., or
Project No.                                                                                                [_] NEXT ACTION
& Date of
1rst
provable
act)
------------------------------------------------------------------------------------------------------------------------------------
1955 P 003  CLOSED                 PROPOSED: U.S. Continuation-In-   Lawrence G. Clawson, .   New  generation reactor (a.k.a.
(Case No.   ------                 Part application from USSN        William Mitchell         Model B) drawings provided to W&W,
93275-75 &                         08/703,398 8/26/96.                                        claims prepared and sent to W.
6/20/97)    (Subject matter        WORKING Title: Method and                                  Mitchell and L. Clawson for review.
            incorporated           Apparatus for Converting Hydrogen                          Discussed at 9/9/98 meeting regarding
            into Provisional       Gas and Carbon Dioxide.                                    proper claim scope.
            App. 1955 P 008,       NOTE: (Early MODEL B with                              .   Updated disclosures received and all
            then updated into      distinct steam reform and POX in                           subject matter incorporated into
            omnibus specification  same central chamber, now changed                          Provisional Application (See 1955 P
            for proposed Utility   to POX surrounded by S/R chamber)                          008) filed 05/03/1999.
            application)                                                                  .   an onmibus specification of system as
                                                                                              a whole, sent to B. Nowicki on
                                                                                              12/23/99 for review.
------------------------------------------------------------------------------------------------------------------------------------

1955 P 004     PENDING             U.S. UTILITY                      Lawrence G. Clawson  .   Corresponding PCT filed January 13,
                                   S/N: 09/004,727                   William L. Mitchell      1999 (P049);
                                   FILED: 1/14/98                    Jeff Bentley         .   Filed as a non-DOE application;
                                   TITLE: Hydrogen-producing         James C. Cross, III  .   Office Action mailed 6/21/1999
                                   Reactor With Reactant Flow in                              rejecting all claims;
                                   Diverging Directions                                   .   Subsequent U.S. searching done;
                                   NOTE: (Radial Flow Mini-pox)                           .   Response mailed 12/21/99;
                                                                                          .   Examiner interviewed, Supplemental
                                                                                              Reply and Amendment mailed 2/22/00;
                                                                                          .   Office Action mailed 3/24/00-Claims 71
                                                                                              and 72 allowed, Claims 17, 18, 38-41,
                                                                                              60-62 and 73 allowable if rewritten,
                                                                                              all other claims rejected;
                                                                                          [_] Prepare Reply to rewrite allowable
                                                                                              claims, cancel rejected claims;
                                                                                          [_] File Continuation Application to
                                                                                              pursue rejected claims.

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

  W & W     FILE STATUS      PROJECT DESCRIPTION                   INVENTOR(S)
 FILE NO.                            OR                                OR                               . FILE HISTORY
(ADL ROI                    APPLICATION INFORMATION                  PROJECT
No., Case                                                           LEADER(S)
No., or
Project No.                                                                                             [_] NEXT ACTION
& Date of
1rst
provable
act)
------------------------------------------------------------------------------------------------------------------------------------
1955 P 005  CLOSED          WORKING TITLE: Method And             Robert Davis,        .   Proposed claims forwarded to R. Davis and
(Case Nos.  ------          Apparatus For Controlling Multi-fuel, Lawrence G. Clawson,     reviewed with R. Davis at ADL on 9/10/98.
48226 and                   Hydrogen-producing Reactor            William Mitchell,    .   Some disclosure to DOE in at least
53790 &     (Subject matter NOTE: (System Level Application)      Jennifer Ramsey          February 1995.
2/15/95)    incorporated                                                               [_] Have received updated information from
            into omnibus                                                                   J. Ramsey, in progress of incorporating
            specification,                                                                 controls into omnibus specification for
            forwarded to                                                                   Model B system, forwarded to B, Nowicki
            B. Nowiki  on                                                                  on 12/23/1999 for review.
            1/23/99)                                                                   [_] NOT PROTECTED: Do Not Make Public
                                                                                           Disclosure.
------------------------------------------------------------------------------------------------------------------------------------

1955 P 007  PENDING         U.S. UTILITY APPLICATION              Lawrence G. Clawson, .   Application filed 8/26/96;
                            S/N: 08/703,398                       William L. Mitchell, .   Office Action received 7/30/97, per
                            FILED: 8/26/96                        Jeffrey M. Bentley,      Examiner Supplemental required in view of
                            CPA FILED: 8/9/99                     and Johannes H. J.       supplemental IDS, received by W&W (all
                            TITLE: Method and                     Thijssen                 claims rejected);
                            Apparatus for Converting                                   .   Response to Supplemental Office Action
                            Hydrocarbon Fuel into                                          filed 8/31/98;
                            Hydrogen Gas and Carbon Dioxide                            .   Office Action received 11/09/98 (all
                            NOTE: (Three embodiments, Model                                claims rejected);
                            A reformer, FIG. 1, and two others                         .   CPA (continuing patent application)
                            FIGS. 2 and 3)                                                 filed with preliminary amendment 8/9/99;
                                                                                       .   Office action received September 27,
                                                                                           1999;
                                                                                       .   One face-to-face interview of Examiner
                                                                                           and several telephonic interviews with
                                                                                           Examiner, indicating potentially
                                                                                           allowable subject matter contingent upon
                                                                                           declaration of inventor and claim
                                                                                           amendments;
                                                                                       .   Reply filed with Declaration of W.
                                                                                           Mitchell on 3/2/00;
                                                                                       [_] Awaiting next Office Action.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
   W&W         FILE STATUS       PROJECT DESCRIPTION                INVENTOR(S)
 FILE NO.                                OR                            OR
 (ADL ROI                      APPLICATION INFORMATION               PROJECT                        .  FILE HISTORY
 No., Case                                                          LEADER(S)
 No., or
 Project No.                                                                                        [_]  NEXT ACTION
 & Date of
 1rst
 provable
 act)
------------------------------------------------------------------------------------------------------------------------------------
 1955 P 008    PENDING         U.S. PROVISIONAL                     William L. Mitchell   .   Claims prepared and compared with ADL
 (Memo                         S/N: 60/132,184                      Lawrence J. Clawson       prior public disclosures. Claim scope
 undated,                      FILED: 5/3/99                        Robert Davis              discussed with J. Bentley at 12/3/97
 received                      TITLE: Apparatus For Reforming       Brian Nowicki             meeting.
 10/8/97)                      Hydrocarbon Fuels to Hydrogen And    Jennifer Rumsey       .   Application includes subject matter
                               For Cleaning Exhaust From            Matthew Dorson            from: 1955 P 003; 1955 P 033; 1955
                               Associated Fuel Cell                                           P 034; 1955 P 035; and, 1955 P 043.
                                                                                          [_] Consider if combined or combinable
                                                                                              with invention to Hydrodesulfurization
                                                                                              Method and Apparatus (See 1955 P 039
                                                                                              Sederquist).
                                                                                          .   Provisional Application filed May 3,
                                                                                              1999.
                                                                                          [_] Received updated disclosure of Model
                                                                                              R and TGC with multi functions
                                                                                              including preheat fuel to reformer and
                                                                                              desulfurization. Omnibus application
                                                                                              sent to B. Nowicki on 12/23/99 for
                                                                                              review, does or will include updated
                                                                                              disclosure for filing as a utility
                                                                                              application.
                                                                                          [_] Decision to be made on whether (and to
                                                                                              what extent) subject matter is under
                                                                                              any DOE contracts.

------------------------------------------------------------------------------------------------------------------------------------
 1955 P 009    ACTIVE          WORKING TITLE: Adiabatic Prox        Robert Weber,         .   C. Papile has sent us some information
                               With Au Catalyst Promoted by         Christopher Papile,       on the catalyst and has incorporated
                               Another Transition Metal Oxide       Robert Barrett            it somewhat into other apparatus
                                                                                              disclosures.
                                                                                          [_] Need to check with W. Mitchell (or B.
                                                                                              Weber) if "single stage" PROX via
                                                                                              proprietary catalyst is still
                                                                                              contemplated as an invention/direction
                                                                                              for commercialization.
                                                                                          [_] Also need to get disclosure of method
                                                                                              of preparing catalyst.
                                                                                          [_] Awaiting further instructions and
                                                                                              information.

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
W&W                     FILE STATUS          PROJECT DESCRIPTION                INVENTOR(S)
FILE NO.                                           OR                               OR
(ADL ROL                                   APPLICATION INFORMATION                PROJECT                  . FILE HISTORY
No., Case                                                                        LEADER(S)
No., or
Project No.                                                                                                [_] NEXT ACTION
& Date of
1rst
provable
act)
------------------------------------------------------------------------------------------------------------------------------------
1955 P 012           ACTIVE                WORKING TITLE: Combination         William Mitchell   .    Briefly discussed with W.
                                           Nickel Catalysts in Steam                                  Mitchell, L. Clawson and J.
                                           Reformer                                                   Bentley on 9/10/97, a new NI
                                                                                                      catalyst combination
                                                                                                      operating in prototype reactor
                                                                                                      in steam reform stage.
                                                                                                 [_]  If protection is to be sought,
                                                                                                      W. Mitchell to provide W&W
                                                                                                      with a timely disclosure of
                                                                                                      compositions, operation
                                                                                                      parameters, theories of
                                                                                                      operation and keys to
                                                                                                      operational success.
                                                                                                 .    Per 1/5/98 meeting, W&W
                                                                                                      advised that key catalyst is
                                                                                                      no longer available and
                                                                                                      prototype merchant device
                                                                                                      intended for Air Products will
                                                                                                      not contain the catalyst
                                                                                                      combination.
------------------------------------------------------------------------------------------------------------------------------------
1955 P 017           ACTIVE                WORKING TITLE: Housing For         Gunther Kleeberg   .    W&W has preliminary drawings
                                           Radial Flow Reactor                                        for radial-flow small POX
                                                                                                      housing, need updated
                                                                                                      disclosure and instructions to
                                                                                                      proceed to proposed claims and
                                                                                                      search.
                                                                                                 [_]  W&W should receive updates as
                                                                                                      appropriate.
                                                                                                 [_]  Awaiting further instructions
                                                                                                      and information.
------------------------------------------------------------------------------------------------------------------------------------
1955 P 018           ACTIVE                WORKING TITLE: Methods And         Christopher Papile  .   Disclosure received by W&W,
                                           Compositions For Protecting                                proposed claims prepared and
                                           Low-temperature Shift Catalyst                             discussed with C. Papile on
                                           From Condensed Water After Shut-                           9/9/98.
                                           down of Reactor                                       [_]  Awaiting further instructions.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
   W&W            FILE STATUS     PROJECT DESCRIPTION                INVENTOR(S)
 FILE NO.                                OR                              OR
(ADL ROI                        APPLICATION INFORMATION                PROJECT                     . FILE HISTORY
No., Case                                                             LEADER(S)
No., or                                                                                            [_] NEXT ACTION
Project No.
& Date of
1rst
provable
act)
------------------------------------------------------------------------------------------------------------------------------------
1955 P 019        PENDING       U.S. UTILITY APP.                 Lawrence G. Clawson,     .    Divisional from 1955 P 007, filed
                                S/N: 09/184,618                   William L. Mitchell,          November 2, 1998.
                                FILED: 11/2/98                    Jeffery M. Bentley,      [_]  No action by PTO yet.
                                TITLE: Apparatus For Converting   and Johannes H.J.
                                Hydrocarbon Fuel Into Hydrogen    Thijssen
                                Gas and Carbon Dioxide
                                NOTE: Divisional of 1955 P007
                                (Group II, apparatus of FIG. 2)
-----------------------------------------------------------------------------------------------------------------------------------
1955 P 020        PENDING       U.S. UTILITY APP.                 Lawrence G. Clawson,     .    Divisional from 1955 P 007, filed
                                S/N: 09/184,387                   William L. Mitchell,          November 2, 1998;
                                FILED: 11/2/98                    Jeffery M. Bentley,      .    Response to Office Action rejecting
                                TITLE: Method For Converting      and Johannes H.J.             all claims was filed, and a
                                Hydrocarbon Fuel Into Hydrogen    Thijssen                      subsequent replacement information
                                Gas and Carbon Dioxide                                          disclosure and telephone interview
                                NOTE: Divisional of 1955 P 007                                  with examiner was conducted;
                                (Group III, methods associated                             .    Notice of allowance, 12/11/1999;
                                with FIG. 1, Model A)                                      .    Issue fee paid 1/7/2000;
                                                                                           .    Formal drawings submitted.
------------------------------------------------------------------------------------------------------------------------------------
1955 P 021        PENDING       U.S. UTILITY APP.                 Lawrence G. Clawson,     .    Divisional from 1955 P 007, filed
                                S/N: 09/184,615                   William L. Mitchell,          November 2, 1998.
                                FILED: 11/2/98                    Jeffery M. Bentley,      .    Response to Office Action (rejecting
                                TITLE: Method For Converting      and Johannes H.J.             all claims) mailed 10/21/1999
                                Hydrocarbon Fuel Into Hydrogen    Thijssen                 .    Final Office Action dated 1/5/2000,
                                Gas and Carbon Dioxide                                          received, rejecting all claims.
                                NOTE: Divisional of 1955 P 007                             [_]  Appeal, CPA, or Reply with
                                (Group IV, methods associated                                   amendments to put in better
                                with Fig. 2)                                                    condition for allowance, due without
                                                                                                extension fee by 4/5/2000. Six
                                                                                                month deadline is 6/5/2000.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

  W & W     FILE STATUS   PROJECT DESCRIPTION          INVENTOR(S)
 FILE NO.                         OR                       OR                                  .FILE HISTORY
(ADL ROI                APPLICATION INFORMATION          PROJECT
No., Case                                               LEADER(S)
No., or
Project No.                                                                                    [_]NEXT ACTION
& Date of
1rst
provable
act)
------------------------------------------------------------------------------------------------------------------------------------
1955 P 022  PENDING     U.S. UTILITY APP.                 Lawrence G. Clawson,     .      Divisional filed November 3, 1998.
                        S/N: 09/185,393                   William L. Mitchell,     [_]    Awaiting action by PTO.
                        FILED: 11/3/98                    Jeffrey M. Bentley,
                        TITLE: Apparatus For Converting   and Johannes H. J.
                        Hydrocarbon Fuel Into Hydrogen    Thijssen
                        Gas and Carbon Dioxide
                        NOTE: Divisional of 1955 P 007
                        (Apparatus according to FIG. 3)
------------------------------------------------------------------------------------------------------------------------------------
1955 P 023  ACTIVE      WORKING TITLE: Method For         William L. Mitchell,     .      Proposed claims prepared and discussed
                        Preferentially-oxidizing Carbon   Christopher Papile              with C. Papile on 9/9/98.
                        Monoxide in a Hydrogen-rich                                [_]    Awaiting further instructions.
                        Reformate Stream (Continuous
                        Replenishment of Oxygen to
                        Reformate Stream as it Goes
                        Through Prox Bed)
------------------------------------------------------------------------------------------------------------------------------------
1955 P 024  ACTIVE      WORKING TITLE: Apparatus For      William L. Mitchell,     .      Proposed claims prepared and discussed
                        Preferentially-oxidizing Carbon   Christopher Papile              with C. Papile on 9/9/98.
                        Monoxide in a Hydrogen-rich                                 [_]   Awaiting further instructions.
                        Reformate Stream (Continuous
                        Replenishment of Oxygen to
                        Reformate Stream as it Goes
                        Through Prox Bed)
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

 W & W         FILE STATUS         PROJECT DESCRIPTION                  INVENTOR(S)                   . FILE HISTORY
 FILE NO.                                  OR                              OR
 (ADL ROI                          APPLICATION INFORMATION               PROJECT
 No., Case                                                              LEADERS(S)
 No., or                                                                                               [_] NEXT ACTION
 Project No.
 & Date of
 1rst
 provable
 act)
------------------------------------------------------------------------------------------------------------------------------------
1955 P 025     ACTIVE              WORKING TITLE: Method And          Christopher Papile,      .    Proposed claims prepared and
                                   Apparatus For Back-flushing        Pai-Yug Woo                   discussed with C. Papile on
               (Subject matter     Prox Reactors On-line                                            9/9/98.
               included in                                                                     [_]  Need to determine if subject
               provisional                                                                          matter is to be carried forward
               application 1955                                                                     in omnibus specification
               P 026)                                                                               forwarded to B. Nowicki on
                                                                                                    12/23/1999, or in a separate
                                                                                                    application.
------------------------------------------------------------------------------------------------------------------------------------

 1955 P 026    PENDING             U.S. PROVISIONAL                   Christopher Papile,      .    Proposed claims prepared and
               (Provisional)       S/N: 60/132,259                    Lawrence G. Clawson,          discussed with C. Papile on
                                   FILED: 5/3/99                      William L. Mitchell,          9/9/98.
                                   TITLE: Preferential Oxidative      Frank Qi,                .    A provisional application filed
                                   Reactor                            Mark Hagan                    May 3, 1999 incorporates this
                                                                                                    invention.
                                                                                               .    This has been implemented in the
                                                                                                    general system concept and
                                                                                                    incorporated into the omnibus
                                                                                                    specification to be filed as a
                                                                                                    Utility App.
                                                                                               [_]  Draft of omnibus specification
                                                                                                    sent to B. Nowicki on 12/23/99
                                                                                                    for review.
------------------------------------------------------------------------------------------------------------------------------------

 1955 P 027    CLOSED              WORKING TITLE: Prox Reactor        Christopher Papile,      .    Proposed claims prepared and
               ------
               (Subject matter     With Active Cooling (Tube          Lawrence G. Clawson           discussed with C. Papile on
               incorporated        Boiler)                                                          9/9/98.
               into 1955 P 026)                                                                .    A provisional application (1955
                                                                                                    P 026) filed May 3, 1999
                                                                                                    incorporates this invention,
                                                                                                    Status, pending.
                                                                                               .    An omnibus specification for a
                                                                                                    proposed utility application
                                                                                                    including this invention has
                                                                                                    been sent to B. Nowicki for
                                                                                                    review on 12/23/1999.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
   W&W        FILE STATUS            PROJECT DESCRIPTION                  INVENTOR(S)
 FILE NO.                                     OR                              OR
(ADL ROI                           APPLICATION INFORMATION                  PROJECT                     . FILE HISTORY
No., Case                                                                  LEADER(S)
No., or                                                                                                 [_] NEXT ACTION
Project No.
& Date of
1rst
provable
act)
------------------------------------------------------------------------------------------------------------------------------------
1995 P 028    CLOSED               WORKING TITLE: Prox And Low-      Lawrence G. Clawson,     .    Proposed claims prepared and
              ------               temperature Shift Catalyst Beds   Mark Hagan                    discussed with C. Papile on
              (Subject Matter      with Shared Tube Boilers                                        9/9/98.
              Incorporated                                                                    .    A provisional application (1955
              Into 1955 P 026)                                                                     P 026) filed May 3, 1999
                                                                                                   incorporates this invention.
                                                                                              .    An omnibus specification for a
                                                                                                   proposed utility application
                                                                                                   including this invention has been
                                                                                                   sent to B. Nowicki for review on
                                                                                                   12/23/1999.
-----------------------------------------------------------------------------------------------------------------------------------
1995 P 029    ACTIVE               WORKING TITLE: Fluidized Bed      Christopher Papile       .    Proposed claims prepared and
(Project No.                       Prox With Combined Condenser                                    discussed with C. Papile on
93286-01 &                         And Separator                                                   9/9/98.
8/3/98)                                                                                       [_]  Awaiting further instructions.
-----------------------------------------------------------------------------------------------------------------------------------
1995 P 030    ACTIVE               WORKING TITLE: Reformer Reactor   Christopher Papile       .    Proposed claims prepared and
                                   With Heat Transfer Between Prox                                 discussed with C. Papile on
                                   and Bulk Liquid Fuel And/or                                     9/9/98.
                                   Water                                                      [_]  Awaiting further instructions.
-----------------------------------------------------------------------------------------------------------------------------------
1995 P 031    CLOSED               METHOD AND APPARATUS FOR          Jennifer Rumsey          .    Proposed claims prepared and
              ------               DYNAMIC CONTROL OF OXYGEN TO      Vincent Rizzo                 discussed with C. Papile on
              (Subject Matter      PROX REACTOR                      Darryl Pollica                9/9/98.
              Incorporated                                                                    .    Rob Davis input was to be sought.
              Into 1955 P 026)                                                                .    Updated disclosure has been
                                                                                                   received with respect to dynamic
                                                                                                   control for translents (See also,
                                                                                                   disclosures by J. Rumsey and
                                                                                                   C. Papile).
                                                                                              .    An omnibus specification for a
                                                                                                   proposed utility application
                                                                                                   including this subject matter has
                                                                                                   been sent to B. Nowicki for
                                                                                                   review on 12/23/1999.
-----------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
  W&W          FILE STATUS            PROJECT DESCRIPTION            INVENTOR(S)
FILE NO.                                       OR                        OR
(ADL ROI                            APPLICATION INFORMATION            PROJECT                         . FILE HISTORY
No., Case                                                             LEADER(S)
No., or
Project No.                                                                                            [_] NEXT ACTION
& Date of
1rst
provable
act)

------------------------------------------------------------------------------------------------------------------------------------
1955 P 032   ACTIVE           WORKING TITLE: Air-cooled Prox     Christopher Papile     .   Proposed claims prepared and discussed
                              With Catalyst Supported on Metal                              with C. Papile on 9/9/98.
                              Substrate/monoliths                                       [_] Awaiting further instructions.
----------------------------------------------------------------------------------------------------------------------------------

1955 P 033   CLOSED           WORKING TITLE: Reformer With       William L. Mitchell,   .   Proposed claims prepared and discussed
             ------
             (Subject Matter  Fuel Preheater Tube in Shift Zone  Lawrence G. Clawson        with W. Mitchell on 9/9/98.
             Incorporated                                                               .   A provisional application (1955 P 008)
             Into 1955 P 008)                                                               filed May 3, 1999 incorporates this
                                                                                        .   invention. Status, pending.
                                                                                            An omnibus specification for a proposed
                                                                                            utility application including this
                                                                                            subject matter has been sent to B.
                                                                                            Nowicki for review on 12/23/1999.
------------------------------------------------------------------------------------------------------------------------------------

1955 P 034   CLOSED           WORKING TITLE: Reformer            William L. Mitchell,   .   Proposed claims prepared and discussed
             ------
             (Subject Matter  Having Central Pox Zone            Lawrence G. Clawson        with W. Mitchell on 9/9/98.
             Incorporated     Surrounded by Annular Shift Zone                          .   A provisional application (1955 P 008)
             Into 1955 P 008) And Tube Boiler in The Shift Zone                             filed May 3, 1999 incorporates this
                                                                                            invention.
                                                                                        .   An omnibus specification for a proposed
                                                                                            utility application including this
                                                                                            invention has been sent to B. Nowicki
                                                                                            for review on 12/23/1999.
------------------------------------------------------------------------------------------------------------------------------------

1955 P 035   CLOSED           WORKING TITLE: Reformer With       W. Mitchell,           .   Proposed claims prepared and discussed
             ------
             (Subject Matter  Pox Surrounded by Annular Steam    Lawrence G. Clawson        with W. Mitchell on 9/9/98.
             Incorporated     Reforming Zone And Serpentine                             .   A provisional application (1955 P 008)
             Into 1955 P 008) Flow Relationship From Pox to The                             filed May 3, 1999 incorporates this
                              Steam Reforming Zone                                          subject matter.
                                                                                        .   An omnibus specification for a proposed
                                                                                            utility application including this
                                                                                            subject matter has been sent to B.
                                                                                            Nowicki for review on 12/23/1999.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
  W&W          FILE STATUS            PROJECT DESCRIPTION            INVENTOR(S)
FILE NO.                                       OR                        OR
(ADL ROI                            APPLICATION INFORMATION            PROJECT                         . FILE HISTORY
No., Case                                                             LEADER(S)
No., or
Project No.                                                                                            [_] NEXT ACTION
& Date of
1rst
provable
act)

------------------------------------------------------------------------------------------------------------------------------------
1955 P 036   ACTIVE           WORKING TITLE: Methods And          William L. Mitchell,   .   Proposed claims prepared and discussed
(Memo by     (Some subject    Apparatus For Mixing Air/fuel/steam Lawrence G. Clawson,       with W. Mitchell on 9/9/98 and a
C. Read,     Matter,          For Pox Reaction in Reformer,       Johannes Thijssen,         preliminary search of in-house patent
Ref: "93747  "Tangential      Including Disk And Cup-shaped Pox   Carole Read                collection conducted to shape claim
and 34788-   Delivery," Has   Reaction Chambers And Reactors                                 scope.
14 & 7/6/98) been             Embodying Same                                             [_] Need to consider modification of claims
             Incorporated                                                                    in view of further disclosure by J.
             Into 1955 P 007                                                                 Thijssen and C. Greene on 9/9/98.
             by Amendment,                                                               [_] Awaiting further instructions on disc
             And Some Into                                                                   shape POX chamber (mini POX) and cup
             Omnibus                                                                         shaped POX.
             Specification To
             Be Filed)
------------------------------------------------------------------------------------------------------------------------------------

1955 P 037   CLOSED           METHOD AND APPARATUS FOR DYNAMIC    Christopher Papile     .   Proposed claims prepared and discussed
             ------
             (Subject Matter  CONTROL OF REFORMATE TO A PROX                                 with C. Papile on 9/9/98.
             Incorporated     REACTOR                                                    .   Awaiting further instructions.
             Into 1955 P 026)
------------------------------------------------------------------------------------------------------------------------------------

1955 P 038   ACTIVE           WORKING TITLE: Method & Apparatus   Christopher Papile     .   Preliminary disclosure made to W&W by
(Project No.                  For Providing Variable Pox Duty                                C. Papile, discussed at 9/9/98 meeting.
93286-01 &                    (Flow)                                                     [_] Awaiting further instructions.
8/16/98)
------------------------------------------------------------------------------------------------------------------------------------

1955 P 039   ACTIVE           WORKING TITLE: Method of Fuel       Richard A. Sederquist  .   Disclosure received, read and
(none &                       Desulfurization For Process Fuel                               understood by W&W.
7/29/98)                      For Hydrogen Generation And                                [_] Need to check whether or not this
                              Apparatus For Integration With a                               subject matter was incorporated by ADL
                              Fuel Reformer                                                  into TGC.
                                                                                         [_] Awaiting further instructions.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
  W&W              FILE STATUS      PROJECT DESCRIPTION               INVENTOR(S)             . FILE HISTORY
FILE NO.                                    OR                            OR
(ADL ROI)                           APPLICATION  INFORMATION           PROJECT                [_]NEXT ACTION
No., Case                                                              LEADERS(S)
No., or
Project No.
& Date of
1rst
provable
act)
------------------------------------------------------------------------------------------------------------------------------------
1955 P 040         ACTIVE           WORKING TITLE: Transient, Cold     Christopher Papile     .   Disclosure received by W&W,
(Project No.                        Start, Volume Conserving, Very                                discussed with C. Papile at ADL on
93286-01 &         (Some of this    Low-temperature Shift Reactor                                 9/9/98.
8/24/98)           subject matter                                                             .   A provisional application (1955
                   incorporated                                                                   P 026) file May 3, 1999 partially
                   nto1955 P 026)                                                                 incorporates this subject matter.
                                                                                              [_] Some of this subject matter (water
                                                                                                  cooling jacket) has been
                                                                                                  incorporated in an omnibus
                                                                                                  specification for a proposed
                                                                                                  utility application including this
                                                                                                  invention has been sent to B.
                                                                                                  Nowicki for review on 12/23/1999.
                                                                                              [_] Need to determine if the remaining
                                                                                                  subject matter should be added to
                                                                                                  omnibus specification or separate
                                                                                                  application.
------------------------------------------------------------------------------------------------------------------------------------
1955 P 042         PENDING          U.S. PROVISIONAL APP.              Prassant Chintawar     .   Disclosure received, read and
                                    S/N: 60/132,183                    and Craig Thompson         understood by W&W.
                                    FILED: 5/3/99                                             .   Provisional Application filed
                                    TITLE: Low Temperature Water                                  May 3, 1999.
                                    Gas Shift Reactor                                         .   An updated disclosure and updated
                                    NOTE: (This is the Pt/Zr                                      claims were filed 10/6/99 as a
                                    catalyst idea for water-gas                                   provisional, file no. 1955 P 051.
                                    -shift reactions)                                         [_] Updated specification and updated
                                                                                                  claims (beyond 1955 P 051) have
                                                                                                  been prepared and finally reviewed
                                                                                                  by inventors.  Recent prior art
                                                                                                  reference has caused need for
                                                                                                  re-evaluation by W&W of claim
                                                                                                  scope and spee.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

  W & W        FILE STATUS           PROJECT DESCRIPTION              INVENTOR(S)                   .   FILE HISTORY
 FILE NO.                                    OR                           OR
 (ADL ROI                          APPLICATION INFORMATION              PROJECT
 No., Case                                                             LEADER(S)
 No., or                                                                                            [_] NEXT ACTION
 Project No.
 & Date of
 1rst
 provable
 act)
------------------------------------------------------------------------------------------------------------------------------------
 1955 P 043    ACTIVE              WORKING TITLE: Model ABC -    Richard A. Sederquist    .   Disclosure received, read and
 (none &                           Reformer with Reduced Pox                                  understood by W & W.
 8/3/98        NOTE: (Some         Gasification Zone                                      .   A provisional application (1955 P 008)
               Of This Subject                                                                filed May 3, 1999 incorporates a
               Matter Appears                                                                 portion of this subject matter.
               To Have Been                                                               [_] An omnibus specification for a
               Incorporated                                                                   proposed utility application including
               Into An Omnibus                                                                this subject matter has been sent to
               Specification                                                                  B. Nowicki for review on 12/23/1999.
               For Further                                                                [_] Need to determine the extent of which
               Filing As A                                                                    Mr. Sederquist's idea has been
               Utility                                                                        incorporated into Model B, i.e. is it
               Application)                                                                   Model ABC?)
------------------------------------------------------------------------------------------------------------------------------------

 1955 P 044    PENDING             U.S. UTILITY APP.             Lawerence G. Clawson,    .   Divisional filed November 3, 1998;
                                   S/N: 09/185,325               William L. Mitchell,     .   Office Action received 12/17/1999,
                                   FILED: 11/3/98                Jeffrey M. Bentley and       rejecting all claims (only sections
                                   TITLE: Method for Converting  Johannes H. J.               103 and 112);
                                   Hydrocarbon Fuel into         Thijssen                 .   Examiner interview conducted on
                                   Hydrogen Gas and Carbon                                    2/3/00;
                                   Dioxide                                                .   Reply to Office Action filed 2/22/00;
                                   NOTE: Divisional from                                  [_] Awaiting next Office Action from PTO.
                                   1955 P 007 (Method
                                   associated with reformer of
                                   FIG. 3)
------------------------------------------------------------------------------------------------------------------------------------

 1955 P 045    ACTIVE              WORKING TITLE: Hydrogenation  Christopher Papile       .   Disclosure received, read and
 (11000-TM-                        of Carbon Monoxide from                                    understood by W & W.
 002a &                            Anode Exhaust                                          [_] Awaiting further instructions.
 9/22/98)
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
   W&W       FILE STATUS        PROJECT DESCRIPTION           INVENTOR(S)
 FILE NO.                               OR                       OR
(ADL ROI                      APPLICATION INFORMATION           PROJECT                        . FILE HISTORY
No., Case                                                      LEADER(S)
No., or
Project No.
& Date of                                                                                      [_] NEXT ACTION
1rst
provable
act)
------------------------------------------------------------------------------------------------------------------------------------
1946 P 046    ACTIVE    REFORMER WITH ROTARY      Lawrence J. Clawson       .     Disclosure received, read and understood by W&W.
(11000-TM-              POSITIVE DISPLACEMENT                               [_]   Awaiting further instructions.
003a &                  COMBUSTION CHAMBER
9/22/98)
------------------------------------------------------------------------------------------------------------------------------------
1955 P 047    ACTIVE    LOW HEAT LOSS MINI-POX    Richard A. Sederquist     .     Disclosure received, read and understood by W&W.
(Project no.            REFORMER WITH GUARD                                 [_]   Awaiting further instructions.
93286-01 &              HEATING BY ANODE EXHAUST
8/18/98)
------------------------------------------------------------------------------------------------------------------------------------
1955 P 048    ACTIVE    CYCLIC PROX WITH STEAM    Richard A. Sederquist     .     Disclosure received, read and understood by W&W.
(Project No.            GENERATION AND                                      [_]   Awaiting further instructions.
93286-01 &              REGENERATABLE METAL
9/4/98)                 OXIDE FOR PRODUCING
                        OXIDANT
------------------------------------------------------------------------------------------------------------------------------------
1955 P 049    PENDING   PCT UTILITY APP.          Lawrence J. Clawson,      .    Filing requirements completed (from P004).
                        S/N: PCT/US 99/00833      William L. Mitchell,      .    Published in 8/99.
                        FILED: 1/13/99            Jeffrey M. Bentley,       .    Requested Examination on 7/21/1999.
                        TITLE: Reactor For        and James C. Cross III    [_]  National filings to be completed by 7/14/2000.
                        Producing Hydrogen
                        From Hydrocarbon Fuels
                        PUBLISHED: WO99/36351
                        7/22/29 NOTE: This is
                        international counterpart
                        to 1955 P 004 (mini POX
                        or radial flow reactor)
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
  W&W          FILE STATUS         PROJECT DESCRIPTION             INVENTOR(S)
FILE NO.                                  OR                           OR
(ADL ROI                         APPLICATION INFORMATION             PROJECT                             .FILE HISTORY
No., Case                                                           LEADER(S)
No., or
Project No.                                                                                              [_]NEXT ACTION
& Date of
1rst
provable
act)
------------------------------------------------------------------------------------------------------------------------------------
1955 P 051     PENDING           U.S. PROVISIONAL APP.           Prashaut S. Chintawar       .    Provisional application filed
                                 S/N: 60/158,626                 Craig Thompson                   October 6, 1999.
               NOTE: (This       FILED: 10/6/99                  Mark Hagan                  .    Petition filed to correct PTO
               is the Pt/Zr                                      Lawrence J. Clawson              error in filing receipt (i.e. to
               catalyst idea     APPLICATION TITLE: Process                                       correct filing date from 10/7/99
               for water-gas-    for Converting Carbon                                            to 10/6/99 and to correct serial
               shift reactions,  Monoxide and Water in a                                          number from utility to
               from 1955 P 042)  Reformate Stream and                                             provisional)
                                 Apparatus Therefore.                                        .    This subject matter has been
                                                                                                  carried forward to 1955 P 052 for
                                 FILING RECEIPT TITLE: Low                                        filing as a utility application.
                                 Temperature Water Gas
                                 Catalyst and Reactor.

                                 WORKING TITLE: Method For
                                 Producing Hydrogen From
                                 Hydrocarbons Using Water
                                 Gas Shift Reaction And
                                 Apparatus Therefore.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
  W&W                   FILE STATUS          PROJECT DESCRIPTION              INVENTOR(S)
FILE NO.                                           OR                             OR
(ADL ROI                                   APPLICATION INFORMATION              PROJECT                   . FILE HISTORY
No., Case                                                                      LEADER(S)
No., or                                                                                                  [_] NEXT ACTION
Project No.
& Date of
1rst
provable
act)
------------------------------------------------------------------------------------------------------------------------------------
1955 P 052           ACTIVE                PROPOSED U.S. UTILITY APP.      Prashaut Chintawar,    .   To be filed as utility
                                           WORKING TITLE: Process For      Craig Thompson, and        application relying on the
                     NOTE: (This is        Converting Carbon Dioxide And   Mark Hagan                 priority of pending
                     the Pt/Zr             Water in a Reformate Stream                                provisional applications
                     catalyst idea for     And Apparatus Therefor                                     (1955 P 042 and 1955 P 051)
                     water-gas-shift                                                                  May 3, 1999 and October 6,
                     reactions)                                                                       1999, respectively
                                                                                                      (accordingly filing due by
                                                                                                      May 3, 2000).
                                                                                                  .   Prepared and reviewed by
                                                                                                      inventors.
                                                                                                  [_] Updated specification and
                                                                                                      updated claims (beyond 1955
                                                                                                      P 051) have been prepared and
                                                                                                      finally reviewed by inventors.
                                                                                                      Recent prior art reference has
                                                                                                      caused need for re-evaluation
                                                                                                      by W&W of claim scope and
                                                                                                      specification. Due by May 3,
                                                                                                      2000, to rely on earliest
                                                                                                      priority.
------------------------------------------------------------------------------------------------------------------------------------
1955 P 053           ACTIVE                PROPOSED U.S. UTILITY           Lawrence J. Clawson,   .   To be filed as utility
                                           WORKING TITLE: Model B          William L. Mitchell,       application relying on
                                           Reformer                        Jeffrey M. Bentley         priority of provisional (1955
                                                                                                      P 008) due 05/03/2000.
                                                                                                  [_] An omnibus specification for a
                                                                                                      proposed utility application
                                                                                                      including this invention has
                                                                                                      been sent to B. Nowicki for
                                                                                                      review on 12/23/1999.
------------------------------------------------------------------------------------------------------------------------------------
1955 P 054           ACTIVE                PROPOSED U.S. UTILITY           To be determined.      .   To be filed as utility
                                           WORKING TITLE: Preferential                                application relying on
                                           Oxidation Reactor                                          priority of provisional (1955
                                                                                                      P 026) due 05/03/2000.
                                                                                                  [_] An omnibus specification for
                                                                                                      a proposed utility application
                                                                                                      including this invention has
                                                                                                      been sent to B. Nowicki for
                                                                                                      review on 12/23/1999.
------------------------------------------------------------------------------------------------------------------------------------
1955 P 055           ACTIVE                PROPOSED U.S. UTILITY           William L. Mitchell,   .   To be filed as utility
                                           WORKING TITLE: Tall Gas         Lawrence J. Clawson,       application relying on
                                           Combuster                       Brian Nowicki,             priority of provisional (1955
                                                                           Matthew Dorson             P 008) due 05/03/2000.
                                                                                                  [_] An omnibus specification for a
                                                                                                      proposed utility application
                                                                                                      including this invention has
                                                                                                      been sent to B. Nowicki for
                                                                                                      review on 12/23/1999.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
   W&W         FILE STATUS       PROJECT DESCRIPTION                INVENTOR(S)
 FILE NO.                                OR                            OR
 (ADL ROI                      APPLICATION INFORMATION               PROJECT                        .  FILE HISTORY
 No., Case                                                          LEADER(S)
 No., or
 Project No                                                                                         [_]  NEXT ACTION
 & Date of
 1rst
 provable
 act)
------------------------------------------------------------------------------------------------------------------------------------
 1955 P 056    ACTIVE          PROPOSED U.S. UTILITY             Lawrence J. Clawson,     .   To be filed as utility application
                               WORKING TITLE: Hydrocarbon        William L. Mitchell,         relying on priority of provisional
                               Reforming System                  Matthew Dorson,              applications (1955 P 008 and 1955 P
                                                                 Johannes Thijssen,           026) due 05/03/2000.
                                                                 Robert Davis,            [_] An omnibus specification for a
                                                                 Christopher Papile,          proposed utility application including
                                                                 Jennifer Rumsey,             this invention has been sent to B.
                                                                 Nathan Longo,                Nowicki for review on 12/23/1999.
                                                                 James C. Cross, III,
                                                                 Vincent Rizzo,
                                                                 Gunther Kleeburg,
                                                                 William Rindone,
                                                                 Brian Nowicki,
                                                                 Stephen G. Block,
                                                                 Maria Sun,
                                                                 Brian Morriseau

------------------------------------------------------------------------------------------------------------------------------------
 1955 P 003    PENDING         EPO UTILITY APP.                  Lawrence G. Clawson,     .   Filed with EPO associate by 2/26/99.
                               S/N: 97939541.5-2111              William L. Mitchell,     .   Instructions to proceed with
                               LODGED: 2/23/99                   Jeffrey M. Bentley,          prosecution of Claims 1-41 sent to
                               TITLE: M&A For Converting         and Johannes H. J.           associate on 12/13/99.
                               Hydrocarbon Fuel Into Hydrogen    Thijssen                 [_] Annuity due 8/25/00.
                               Gas And Carbon Dioxide
                               NOTE: (Counterpart to U.S. App.,
                               1955 P 002)

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
   W&W            FILE STATUS     PROJECT DESCRIPTION              INVENTOR(S)
  FILE NO.                                OR                           OR
 (ADL ROI                       APPLICATION INFORMATION              PROJECT                      . FILE HISTORY
 No., Case                                                          LEADER(S)
 No., or
 Project No.                                                                                      [_] NEXT ACTION
 & Date of
 1rst
 provable
 act)
------------------------------------------------------------------------------------------------------------------------------------
 1973 P 005       PENDING       JAPAN UTILITY APP.               Lawrence G. Clawson,    .    Forwarded to Japan associate for
                                S/N: 10-511780                   William L. Mitchell,         filing by 2/26/99.
                                LODGED: 2/26/99                  Jeffrey M. Bentley,     [_]  Deferred examination due 2/26/2006.
                                TITLE: M&A For Converting        and Johannes H. J.
                                Hydrocarbon Fuel Into Hydrogen   Thijssen
                                Gas And Carbon Dioxide
                                NOTE: (Counterpart to U.S. App.,
                                1955 P 002)
------------------------------------------------------------------------------------------------------------------------------------
 1973 P 006       PENDING       CANADA UTILITY APP.              Lawrence G. Clawson,    .    Forwarded to Canada associate for
                                S/N: 2,265,468                   William L. Mitchell,         filing 2/26/99;
                                LODGED: 2/24/99                  Jeffrey M. Bentley,     .    Request for Examination authorized on
                                TITLE: M&A For Converting        and Johannes H. J.           3/30/00;
                                Hydrocarbon Fuel Into Hydrogen   Thijssen                [_]  Annuity due 8/25/2000.
                                Gas And Carbon Dioxide
                                NOTE: (Counterpart to U.S. App.,
                                1955 P 002)
------------------------------------------------------------------------------------------------------------------------------------
 1973 P 008       PENDING       CHINA UTILITY APP.               Lawrence G. Clawson,    .    Forwarded to China associate for
                                S/N: 97197471.3                  William L. Mitchell,         filing 2/26/99.
                                LODGED: 2/26/99                  Jeffrey M. Bentley,     .    Examination requested on 8/26/99.
                                TITLE: M&A For Converting        and Johannes H. J.      [_]  Registration in Hong Kong due
                                Hydrocarbon Fuel Into Hydrogen   Thijssen                     3/15/2000.
                                Gas And Carbon Dioxide                                   .    Application published 2/26/99.
                                NOTE: (Counterpart to U.S. App.,
                                1955 P 002)
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
     W&W        FILE STATUS       PROJECT DESCRIPTION             INVENTOR(S)
  FILE NO.                               OR                           OR
 (ADL ROI                      APPLICATION INFORMATION              PROJECT                       .FILE HISTORY
 No., Case                                                         LEADER(S)
 No., or
 Project No.                                                                                      [_]NEXT ACTION
 & Date of
 1rst
 provable
 act)
------------------------------------------------------------------------------------------------------------------------------------
 1973 P 009     PENDING       KOREA UTILITY APP.                Lawrence G. Clawson,    .    Forwarded to Korea associate for
                              S/N: 99-7001595                   William L. Mitchell,         filing 2/26/99.
                              LODGED: 2/26/99                   Jeffrey M. Bentley,     [_]  Request for Examination due 8/25/2000.
                              TITLE: M&A For Converting         and Johannes H. J.
                              Hydrocarbon Fuel Into Hydrogen    Thijssen
                              Gas And Carbon Dioxide
                              NOTE: (Counterpart to U.S. App.,
                              1955 P 002)
------------------------------------------------------------------------------------------------------------------------------------
 1973 P 011     PENDING       AUSTRALIA UTILITY APP.            Lawrence G. Clawson,    .    Forwarded to Australia associate for
                              S/N: 41610/97                     William L. Mitchell,         filing 2/26/99.
                              LODGED: 8/25/97                   Jeffrey M. Bentley,     [_]  Response to Official Report due
                              TITLE: M&A For Converting         and Johannes H. J.           8/04/2000.
                              Hydrocarbon Fuel Into Hydrogen    Thijssen                [_]  Maintenance fee due 8/25/2002.
                              Gas And Carbon Dioxide
                              NOTE: (Counterpart to U.S. App.,
                              1955 P 002)
====================================================================================================================================

                                  Schedule 2

                                  SCHEDULE 2
                                  ----------
                  ARTHUR D. LITTLE, INC. TO EPYX CORPORATION
                  ------------------------------------------

Joint Development Agreement dated September 24, 1999 between Plug Power, LLC and Epyx

Joint Development Agreement dated January 12, 2000 between Cellex Power Products, Inc. and Epyx

Purchase Order from Plug Power to Epyx dated November 10, 1999 for 10kW Multi-fuel Processor with Supporting Data and Service

Joint Venture Agreement dated December 18, 1998 H Power Corp. and Arthur D. Little, Inc.

Purchase Order for Transient Reactor dated February 2000 from Epyx to ZTON-Altamira Corporation

Other Non-Material Open Purchase Orders

                                  Schedule 3

                      Manufacturing Laboratory Equipment

--------------------------------------------------------------------------------
                                                 Model #        Social #
--------------------------------------------------------------------------------
1. Wilton Bandsaw                                8201           1162687
--------------------------------------------------------------------------------
2. Bandsaw Welder                                9514720        86066
--------------------------------------------------------------------------------
3. Dremel Disk/Belt Sander                       17311          76706
--------------------------------------------------------------------------------
4. 8 Work Benches
--------------------------------------------------------------------------------
5. 3 Bench Vises
--------------------------------------------------------------------------------
6. Heinrich Alligator Metal Shear                1
--------------------------------------------------------------------------------
7. 4 Tool Cabinets
--------------------------------------------------------------------------------
8. 2 Parts Cabinets
--------------------------------------------------------------------------------
9. Miller/Driller                                9510039         730371
--------------------------------------------------------------------------------
10. Drill Press-14" Floor Model                  951225          123642
--------------------------------------------------------------------------------
11. Special Refractory Lathe
--------------------------------------------------------------------------------
12. High-Boy Small Tool Cabinet (craftsman)
--------------------------------------------------------------------------------
13. Steel Top Arc Welding Bench
--------------------------------------------------------------------------------
14. TIG Electric Welder Synchro Wave 250         903056          KH526256
--------------------------------------------------------------------------------
15. Tool Grinder & Floor Stand                   E-7             W1-98
--------------------------------------------------------------------------------
16. 2200 lb. Portable Floor Stand                A               0203AA05122
--------------------------------------------------------------------------------
17. Misc. Assorted Small Hand Tools
--------------------------------------------------------------------------------
18. Shop Vacuum - Hiele                          S401 I          50573109
--------------------------------------------------------------------------------
19. Misc. Machine Tool Attachments
--------------------------------------------------------------------------------
20. Misc. Measuring Tools
--------------------------------------------------------------------------------
21. 18x24 Steel Surface Plate
--------------------------------------------------------------------------------
22. 18x24 Granite Precision Surface Plate        Grade B         32032
--------------------------------------------------------------------------------
23. Wilton Disc/Belt Grinder                     Model           Ser. 901019
                                                 4200
--------------------------------------------------------------------------------
24. Drill Sharpener                              V-190           V-1435A
--------------------------------------------------------------------------------
25. Wire Wheel Bench Grinder                     632F            W-699
--------------------------------------------------------------------------------
26. Carboloy Bench Grinder                       623E            W0-999
--------------------------------------------------------------------------------
27. 3 Tan Arbor Press (jet)                      AP-3            333630
--------------------------------------------------------------------------------
28. Flexible Saaft Die Grinder                   Series S        K970758
--------------------------------------------------------------------------------
29. Borescope in Case                            FOI-1           F26285
--------------------------------------------------------------------------------
30. Small TIG Welder                             1906TS          A90152A188109A
--------------------------------------------------------------------------------
31. Parker Tube bender (2 pc) W/attachments      420             2301s/2236s
--------------------------------------------------------------------------------
32. 6C Cart (analyzers)
--------------------------------------------------------------------------------
33. 2x12 kwe Dynaload Load Cells
--------------------------------------------------------------------------------

                                  EPYX CONFIDENTIAL         EPYX CUSTOM HARDWARE
                                                            --------------------

------------------------------------------------------------------------------------------------------------------------------------
Fuel Processor Prototype Inventory
------------------------------------------------------------------------------------------------------------------------------------
                           Model No.            Current                                    Date  Date
                           (aka Drawing  Unit   Hardware             Design   Date Parts   H/W   Cat.     Current          Assigned
                           No.)          S/N    Status    PO Resp.   Release  Received     Ass'd Loaded   Location         To
------------------------------------------------------------------------------------------------------------------------------------
50 kWe Ethanol Model A                    1     Complete                                                  Cambridge, UK       CCL
------------------------------------------------------------------------------------------------------------------------------------
                                          2     Complete                                                    Trailer A       Storage
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
50 kWe Gasoline Model A    8008-101       1      Retired                                                                    Autopsy
------------------------------------------------------------------------------------------------------------------------------------
                                          2     Complete                                                   Trailer B5       Storage
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
10 kWe Model A             8035-001       1     Complete                                                     Bldg 46        EP Prgm
------------------------------------------------------------------------------------------------------------------------------------
                                          2     Complete                                                  Epyx Entrance    Marketing
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
10 kWe Model B             8037-001       1     Complete                        In hand                      Bldg 46        BTU #1
------------------------------------------------------------------------------------------------------------------------------------
                           8037-001       2     Complete                        In hand                      Mfg Lab         PPGM
------------------------------------------------------------------------------------------------------------------------------------
                           8037-001       3     Complete                        In hand                      Mfg Lab        BTU #2
------------------------------------------------------------------------------------------------------------------------------------
                           8037-001       4     Complete                        Complete         12/15/99    Mfg Lab        Renault
------------------------------------------------------------------------------------------------------------------------------------
                           68191-D1-101   5     Complete  G. Block   9/27/99     12/9/99          1/5/00     Mfg Lab        BTU #3
------------------------------------------------------------------------------------------------------------------------------------
                           68191-D1-101   6     Complete  G. Block   9/27/99    12/27/99          1/5/00     Mfg Lab        BTU #4
---------------------------------------------------------------------------------------------------------               ------------
                           68191-D1-101   7               G. Block   9/27/99  due 1/11/00                                     VW
---------------------------------------------------------------------------------------------------------               ------------
                           68191-D1-101   8               G. Block   9/27/99    due 1/14                                   SFAA 1A
---------------------------------------------------------------------------------------------------------               ------------
                           68191-D1-101   9               G. Block   9/27/99    due 1/14                                    BTU #5
---------------------------------------------------------------------------------------------------------               ------------
                           68191-D1-101   10              G. Block   9/27/99    due 2/14                                    BTU #6
---------------------------------------------------------------------------------------------------------               ------------
                           68191-D1-101   11              G. Block   9/27/99    due 2/14                                    BTU #7
---------------------------------------------------------------------------------------------------------               ------------
                           68191-D1-101   12              G. Block   9/27/99    due 3/14                                      ?
---------------------------------------------------------------------------------------------------------               ------------
                           68191-D1-101   13              G. Block   9/27/99    due 3/14                                      ?
---------------------------------------------------------------------------------------------------------               -----------
-----------------------------------------------------------------------------------------------------------------------------------
Merchant H2 FPA            5064-001       1                                                               Allentown, PA      APCI
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
MiniPox A                  93747-00       1                                                               Epyx Conf Rm     Minipox
-----------------------------------------------------------------------------------------------------------------------------------
                                          2
-----------------------------------------------------------------------------------------------------------------------------------
MiniPox B                                1-5                                                               Trailer B2        None
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
190 kWth Phase III FPA     8051-001       1                                                                  Bldg 46       DOE PRDA
-----------------------------------------------------------------------------------------------------------------------------------
                           8051-001       2                                   Parts Only                    Trailer A      DOE PRDA
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
15 kWth ATP SR FPA         ?              1
-----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
Fuel Processor Prototype Inventory
----------------------------------------------------------------------------
                           Model No.
                           (aka Drawing
                           No.)             Comments
----------------------------------------------------------------------------
50 kWe Ethanol Model A
----------------------------------------------------------------------------

----------------------------------------------------------------------------
----------------------------------------------------------------------------
50 kWe Gasoline Model A    8008-101         Mat'ls Report
----------------------------------------------------------------------------

----------------------------------------------------------------------------
----------------------------------------------------------------------------
10 kWe Model A             8035-001         Returned 12/2/99
----------------------------------------------------------------------------

----------------------------------------------------------------------------
----------------------------------------------------------------------------
10 kWe Model B             8037-001         M. Sheehan
----------------------------------------------------------------------------
                           8037-001         M. Sheehan
----------------------------------------------------------------------------
                           8037-001         Gus/Nathan Mods
----------------------------------------------------------------------------
                           8037-001
----------------------------------------------------------------------------
                           68191-D1-101
----------------------------------------------------------------------------
                           68191-D1-101     D. Swavely/DMI
----------------------------------------------------------------------------
                           68191-D1-101     Needs supports
----------------------------------------------------------------------------
                           68191-D1-101     Needs supports
----------------------------------------------------------------------------
                           68191-D1-101     D. Swavely/DMI
----------------------------------------------------------------------------
                           68191-D1-101     D. Swavely/DMI
----------------------------------------------------------------------------
                           68191-D1-101     D. Swavely/DMI
----------------------------------------------------------------------------
                           68191-D1-101     D. Swavely/DMI
----------------------------------------------------------------------------
                           68191-D1-101     D. Swavely/DMI
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Merchant H2 FPA            5064-001         J. Cross
----------------------------------------------------------------------------
----------------------------------------------------------------------------
MiniPox A                  93747-00         M. Sun
----------------------------------------------------------------------------

----------------------------------------------------------------------------
MiniPox B                                   AL Gray Shells
----------------------------------------------------------------------------
----------------------------------------------------------------------------
190 kWth Phase III FPA     8051-001         D. Hottle/B. Nowicki
----------------------------------------------------------------------------
                           8051-001         D. Hottle/B. Nowicki
----------------------------------------------------------------------------
----------------------------------------------------------------------------
15 kWth ATP SR FPA         ?                D. Hottle/B. Nowicki
----------------------------------------------------------------------------

                                        EPYX CONFIDENTIAL


------------------------------------------------------------------------------------------------------------------------------------
Fuel Processor Prototype Inventory
------------------------------------------------------------------------------------------------------------------------------------
                      Model No.           Current                                  Date   Date
                      (aka Drawing  Unit  Hardware            Design   Date Parts  H/W    Cat.    Current    Assigned
                      No.)          S/N   Status    PO Resp.  Release  Received    Ass'd  Loaded  Location   To         Comments
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
150 kWth MPR                         1                                                              Bldg 46  Comb/Chem  Rafey Khan
------------------------------------------------------------------------------------------------------------------------------------
                                     2                                                            Trailer A     LANL    Rafey Khan
------------------------------------------------------------------------------------------------------------------------------------

                               EPYX CONFIDENTIAL

------------------------------------------------------------------------------------------------------------------------------------
TGC Prototype Inventory
------------------------------------------------------------------------------------------------------------------------------------
                           Model No.               Current                                          Date
                           (aka Drawing     Unit   Hardware      Design                Date Parts   H/W    Current      Assigned
                           No.)             S/N    Status        Release    PO Resp.   Received     Ass'd  Location     To
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
DOE Phase O (50 kWe)                        1-2                                                            Trailer B    Storage
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
DOE Phase I (10 kWe)       N/A               1                                                             Trailer B    DOE PRDA
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
10 kWe Ngas Model EP                         1                                                             Bldg 46      EP Pgrm
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
DOE Phase II, 10 kWe
Disintegrated                                1                                                             Mfg Lab      DOE PRDA
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Merchant H2 Thermal
Reactor                    HGTGC-001         1                                                             PA           APCI
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Mini TGC                                     1                                                             Epyx Conf    MiniPox
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
190 kWth DOE Ph III        34788-D-100       1                                                             Bldg 46      DOE PRDA
------------------------------------------------------------------------------------------------------------------------------------
                                             2                                                             In Process   DOE PRDA
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
10 kWe NGAS TGC Model BTU  93286-16-D1-100   1     Complete                                                Bldg 46      BTU #1
------------------------------------------------------------------------------------------------------------------------------------
                                             2     Complete                                                Mfg Lab      BTU #2
-----------------------------------------------------------------------------------------------------------           --------------
                           68191-D1-201      3     In Process    11/1/99    G. Block     12/27/99                       BTU #3
-----------------------------------------------------------------------------------------------------------           --------------
                                             4     On Order      11/1/99    G. Block   due 1/14                         BTU #4
-----------------------------------------------------------------------------------------------------------           --------------
                                             5     On Order      11/1/99    G. Block   due 1/28                         BTU #5
-----------------------------------------------------------------------------------------------------------           --------------
                                             6     On Order      11/1/99    G. Block   due 2/11                         BTU #6
-----------------------------------------------------------------------------------------------------------           --------------
                                             7     On Order      11/1/99    G. Block   due 2/25                         BTU #7
-----------------------------------------------------------------------------------------------------------           --------------
                                             8     On Order      11/1/99    G. Block   due 3/10                         BTU #8
-----------------------------------------------------------------------------------------------------------           --------------
------------------------------------------------------------------------------------------------------------------------------------
10 kWe Liquid Fuel Model
SFAA                       68191-D1-100      1     Complete                              11/23/99          Mfg Lab     PPGM
------------------------------------------------------------------------------------------------------------------------------------
                                             2     Complete                              12/22/99          Mfg Lab     VW
------------------------------------------------------------------------------------------------------------------------------------
                                             3     On Order                 Gunther    due 1/24                        Renault
------------------------------------------------------------------------------------------------------------------------------------
                                             4     On Order                 Gunther    due 1/31                        SFAA 1A
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
Fuel Processor Prototype Inventory
-------------------------------------------------------------------------------------
                           Model No.
                           (aka Drawing
                           No.)                 Comments
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
DOE Phase O (10 kWe)                            Burner, CC
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
DOE Phase I (50 kWe)       N/A                  Burner, CC, Fuel Vap
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
10 kWe Ngas Model EP                            Broken
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
DOE Phase II, 10 kWe
Disintegrated                                   Under Autopsy
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Merchant H2 Thermal
Reactor                    HGTGC-001
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Mini TGC                                       Matt's Design
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
190 kWth DOE Ph III        34788-D-100
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
10 kWe NGAS TGC Model BTU  93286-16-D1-100      D. Hottle/M. Dorson
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                           68191-D1-201         BTU Design Mods/DMI
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
10 kWe Liquid Fuel Model
SFAA                       68191-D1-100         D. Hottle/B. Nowicki
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

                               EPYX CONFIDENTIAL

-----------------------------------------------------------------------------------------------------------------------------------
PrOx Reactor Prototype Inventory
-----------------------------------------------------------------------------------------------------------------------------------

                            Model No.                   Current                     Date        Date        Date
                            (aka Drawing      Unit      Hardware                    Parts       H/W         Cat.        Current
                            No.)              S/N       Status        PO resp.      Received    Ass'd       Loaded      Location
-----------------------------------------------------------------------------------------------------------------------------------
5-Bed Test Reactor          N/A                 1                                                                       Bldg 46
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
10 kWe PrOx 1 Reactor       Matt's Sketch       1       Complete                                                        Bldg 46
-----------------------------------------------------------------------------------------------------------------------------------
                             PROX1B-001         2                     n/a           n/a         n/a                     Mat'ls Lab
-----------------------------------------------------------------------------------------------------------------------------------
                             PROX1B-001         3       Complete      n/a           n/a         n/a                     Mfg Lab
-----------------------------------------------------------------------------------------------------------------------------------
                             PROX1B-001         4       Complete      n/a           n/a         n/a                     Bldg 46
-----------------------------------------------------------------------------------------------------------------------------------
                             PROX1B-001         5       Complete      n/a           n/a         n/a                     Bldg 46
-----------------------------------------------------------------------------------------------------------------------------------
                             PROX1B-001         6       Complete      n/a           n/a         n/a                     Mfg Lab
-----------------------------------------------------------------------------------------------------------------------------------
                             PROX1B-001         7       Complete      n/a           n/a         n/a         12/20/99    BTU land
-----------------------------------------------------------------------------------------------------------------------------------
                             PROX1B-001         8       Complete      A. Jamil      12/9/99     12/23/99    12/27/99    BTU land
-----------------------------------------------------------------------------------------------------------------------------------
                             PROX1B-001         9       In Process    A. Jamil      12/9/99                 1/4/00      BTU land
-----------------------------------------------------------------------------------------------------------------------------------
                            68191-D1-401       10       On Order      D. Pichon     due 1/14                            BTU land
-----------------------------------------------------------------------------------------------------------------------------------
                            68191-D1-401       11       On Order      D. Pichon     due 1/14                            Mfg Lab
-----------------------------------------------------------------------------------------------------------------------------------
                            68191-D1-401       12       On Order      D. Pichon     due 1/28                            BTU land
-----------------------------------------------------------------------------------------------------------------------------------
                            68191-D1-401       13       On Order      D. Pichon     due 2/11                            D. Pollica
-----------------------------------------------------------------------------------------------------------------------------------
                            68191-D1-401       14       On Order      D. Pichon     due 2/25
-----------------------------------------------------------------------------------------------------------------------------------
                            68191-D1-401       15       On Order      D. Pichon     due 3/10
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
10 kWe PrOx 2 Reactor       68197-D1-300        1       Complete                                                        Bldg 46
-----------------------------------------------------------------------------------------------------------------------------------
                                                2       Complete                                                        Mfg Lab
-----------------------------------------------------------------------------------------------------------------------------------
                                                3                                                                       Alex Cube
-----------------------------------------------------------------------------------------------------------------------------------
                            68197-D1-301        4       Complete                    11/29/99    n/a         12/20/99    Bldg 46
-----------------------------------------------------------------------------------------------------------------------------------
                            68197-D1-301        5                                   11/29/99                            Alex Cube
-----------------------------------------------------------------------------------------------------------------------------------
                            68197-D1-301        6                     Gunther       12/10/99                            Alex Cube
-----------------------------------------------------------------------------------------------------------------------------------
                            68197-D1-301        7       Complete      Gunther       12/10/99                1/10/00     Mat'ls Lab
-----------------------------------------------------------------------------------------------------------------------------------
                            68197-D1-301        8       Complete      Gunther       12/10/99                1/10/00     Mat'ls Lab
-----------------------------------------------------------------------------------------------------------------------------------
                            68197-D1-301        9       Complete      Gunther       12/10/99                            Mat'ls Lab
-----------------------------------------------------------------------------------------------------------------------------------
                            68197-D1-301       10                     Gunther       12/10/99                            Alex Cube
-----------------------------------------------------------------------------------------------------------------------------------
                            68197-D1-301       11                     Gunther       12/10/99                            Alex Cube
-----------------------------------------------------------------------------------------------------------------------------------
                            68197-D1-301       12                     Gunther       12/10/99                            Alex Cube
-----------------------------------------------------------------------------------------------------------------------------------
                            68197-D1-301       13                     Gunther       12/10/99
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------
PrOx Reactor Prototype Inventory
-----------------------------------------------------------------------


                            Assigned
                            To               Comments
-----------------------------------------------------------------------
5-Bed Test Reactor          Storage
-----------------------------------------------------------------------

-----------------------------------------------------------------------
10 kWe PrOx 1 Reactor       MPR              Matt's Unit
-----------------------------------------------------------------------
                            Renault          AJ Design, MSM 9/98 Build
-----------------------------------------------------------------------
                            PPGM             AJ Design, MSM 9/98 Build
-----------------------------------------------------------------------
                            MPR              AJ Design, MSM 11/98 Build
-----------------------------------------------------------------------
                            BTU #1           AJ Design, MSM 11/98 Build
-----------------------------------------------------------------------
                            BTU #2           AJ Design, SKL 6/99 Build
-----------------------------------------------------------------------
                            BTU #3           AJ Design, SKL 6/99 Build
-----------------------------------------------------------------------
                            BTU #4           AJ Design, SKL 11/99 Build
-----------------------------------------------------------------------
                            VW               AJ Design, SKL 11/99 Build
-----------------------------------------------------------------------
                            BTU #5           Dean Wil Order, DMI
-----------------------------------------------------------------------
                            SFAA 1A          w/o support
-----------------------------------------------------------------------
                            BTU #6
-----------------------------------------------------------------------
                            BTU #7
-----------------------------------------------------------------------
                              ?
-----------------------------------------------------------------------
                              ?
-----------------------------------------------------------------------

-----------------------------------------------------------------------
10 kWe PrOx 2 Reactor       BTU #1           Alex, has T/Cs, pipe, 1L
-----------------------------------------------------------------------
                            BTU #2
-----------------------------------------------------------------------
                            Storage
-----------------------------------------------------------------------
                            PPGM             Redesign, thin wal, 1.5L
-----------------------------------------------------------------------
                            BTU #3
-----------------------------------------------------------------------
                            BTU #4
-----------------------------------------------------------------------
                            Renault          2 t/c's & side hangers
-----------------------------------------------------------------------
                            VW               2 t/c's & side hangers
-----------------------------------------------------------------------
                            SFAA 1A
-----------------------------------------------------------------------
                            BTU #5
-----------------------------------------------------------------------
                            BTU #6
-----------------------------------------------------------------------
                            BTU #7
-----------------------------------------------------------------------
                            ?
-----------------------------------------------------------------------

-----------------------------------------------------------------------

                               EPYX CONFIDENTIAL


------------------------------------------------------------------------------------------------------------------------------------
PrOx Fuel Reactor Prototype Inventory
------------------------------------------------------------------------------------------------------------------------------------
                        Model No.           Current             Date       Date    Date
                        (aka Drawing  Unit  Hardware            Parts      H/W     Cat.     Current    Assigned
                        No.)          S/N   Status    PO resp.  Received   Ass'd   Loaded   Location   To         Comments
------------------------------------------------------------------------------------------------------------------------------------
50 kWe PrOx 1 Reactor   34788-D1-301   1                                                     Bldg 46    DOE PRDA   Alex
------------------------------------------------------------------------------------------------------------------------------------
                                       2                                                   Trailer A    DOE PRDA
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
50 kWe PrOx 2 Reactor   34788-D1-401   1                                                     Storage    DOE PRDA   Alex
------------------------------------------------------------------------------------------------------------------------------------
                                       2                                                     Bldg 46    DOE PRDA   Mod for 2X volume
------------------------------------------------------------------------------------------------------------------------------------

                               EPYX CONFIDENTIAL

------------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Reactor Prototype Inventory
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 Current                        Date
                     Model No. (aka              Hardware  Design               Parts      Date Assy  Current    Assigned
                     Drawing No.)     Unit S/N   Status    Release   PO resp.   Received   Complete   Location   To         Comments
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
DOE Phase III LTS    34788-D1-201         1      Complete   4/14/99                                   Mat'ls Lab DOE PRDA  A. Jamil
------------------------------------------------------------------------------------------------------------------------------------
                                          2      Complete   4/14/99                                   Bldg 46    DOE PRDA
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CDS Reactor          Maria's sketch       1      Complete                                                        BTU #1    M. Sun
------------------------------------------------------------------------------------------------------------------------------------
                     68191-D1-451         2      Complete  11/22/99             11/29/99   12/20/99   Bldg 46    BTU #2    A. Rivera
------------------------------------------------------------------------------------------------------------------------------------
                     68191-D1-451         3      Complete  11/22/99             11/29/99     1/6/00   BTU land   BTU #8
------------------------------------------------------------------------------------------------------------------------------------
                     68191-D1-451         4      Complete  11/22/99  Gunther    12/10/99     1/6/00   BTU land   BTU #3
------------------------------------------------------------------------------------------------------------------------------------
                     68191-D1-451         5      Complete  11/22/99  Gunther    12/10/99     1/6/00   BTU land   BTU #4
-----------------------------------------------------------------------------------------------------------------------------------
                     68191-D1-451         6                11/22/99  Gunther    12/10/99              BTU land   BTU #6
------------------------------------------------------------------------------------------------------------------------------------
                     68191-D1-451         7                11/22/99  Gunther    12/10/99              BTU land   BTU #7
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Steam Separator      SS01-001             1      Complete            Will                                        PPGM
------------------------------------------------------------------------------------------------------------------------------------
                     SS01-001             2                          Will        1/17/00                         Renault
------------------------------------------------------------------------------------------------------------------------------------
                     SS01-001             3                          Will        1/17/00                         VW
------------------------------------------------------------------------------------------------------------------------------------
                     SS01-001             4                          Will        1/24/00                         SFAA
------------------------------------------------------------------------------------------------------------------------------------
                     SS01-001             5                          Will        1/24/00
------------------------------------------------------------------------------------------------------------------------------------
                     SS01-001             6                          Will         2/4/00
------------------------------------------------------------------------------------------------------------------------------------
                     SS01-001             7                          Will         2/4/00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Water Separator      WS01-001             1      Complete            Will                                        PPGM
------------------------------------------------------------------------------------------------------------------------------------
                     WS01-001             2                          Will        1/17/00                         Renault
------------------------------------------------------------------------------------------------------------------------------------
                     WS01-001             3                          Will        1/17/00                         VW
------------------------------------------------------------------------------------------------------------------------------------
                     WS01-001             4                          Will        1/24/00                         SFAA
------------------------------------------------------------------------------------------------------------------------------------
                     WS01-001             5                          Will        1/24/00
------------------------------------------------------------------------------------------------------------------------------------
                     WS01-001             6                          Will         2/4/00
------------------------------------------------------------------------------------------------------------------------------------
                     WS01-001             7                          Will         2/4/00
------------------------------------------------------------------------------------------------------------------------------------

                               EPYX CONFIDENTIAL

------------------------------------------------------------------------------------------------------------------------------------
Heat Exchangers
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Current                        Date
                                Model No. (aka              Hardware  Design               Parts      Date H/W   Current    Assigned
                                Drawing No.)     Unit S/N   Status    Release   PO Resp    Received   Ass'd      Location   To
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            DOE PRDA
------------------------------------------------------------------------------------------------------------------------------------
Superradiator DOE Phase III                             1                                                                   DOE PRDA
------------------------------------------------------------------------------------------------------------------------------------
                                                        2                                                                   DOE PRDA
------------------------------------------------------------------------------------------------------------------------------------
Modine Phase III                                        1                                                                   DOE PRDA
------------------------------------------------------------------------------------------------------------------------------------
                                                        2                                                                   DOE PRDA
------------------------------------------------------------------------------------------------------------------------------------
Modine Phase IV                                         1                       B. Nowicki  12/9/99              Trailer    DOE PRDA
------------------------------------------------------------------------------------------------------------------------------------
                                                        2                       B. Nowicki  12/9/99              Trailer    DOE PRDA
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
BTU PrOx Intercooler            Matt's sketch           1                                                                   BTU #1
------------------------------------------------------------------------------------------------------------------------------------
                                Matt's sketch           2                                                                   BTU #2
------------------------------------------------------------------------------------------------------------------------------------
                                68191-D1-651            3   On Order            Gus        due 1/14              Bldg 46    BTU #3
------------------------------------------------------------------------------------------------------------------------------------
                                68191-D1-651            4   On Order            Gus        due 1/14              Mfg Lab    BTU #4
------------------------------------------------------------------------------------------------------------------------------------
                                68191-D1-651            5   On Order            Gus        due 1/28                         BTU #5
------------------------------------------------------------------------------------------------------------------------------------
                                                        6   On Order            Gus        due 2/11                         BTU #6
------------------------------------------------------------------------------------------------------------------------------------
                                                        7   On Order            Gus        due 2/25                         BTU #7
------------------------------------------------------------------------------------------------------------------------------------
                                                        8   On Order            Gus        due 3/10                         BTU #8
------------------------------------------------------------------------------------------------------------------------------------

                               EPYX CONFIDENTIAL

---------------------------

---------------------------

---------------------------

Comments
---------------------------

---------------------------

---------------------------

---------------------------

---------------------------

---------------------------

---------------------------

---------------------------

---------------------------

---------------------------

---------------------------

---------------------------

---------------------------

---------------------------

---------------------------

---------------------------

---------------------------

--------------------------------------------------------------------------------------------------------------------
                     Epyx Custom Components Summary (Reactors, Heat Exchangers & Miscellaneous)
--------------------------------------------------------------------------------------------------------------------
Custom
Component                                PrOx         LTS            Heat            Tail Gas        Steam
Status               Fuel Processors     Reactors     Reactors       Exchangers      Combustors      Separators
--------------------------------------------------------------------------------------------------------------------
                                                                                     DOE Phase I
                                         5-Bed        LTS 1 (3.5 L   50 kWe Fuel     10 kWe Anode
                     50 kWe Ethanol      Test         Radial         Vaporizer       Burner + Auto
Existing Hardware    Model A             Reactor      Flow)          (8008-008)      Catalyst        Bo Special
-------------------------------------------------------------------------------------------------------------------
                                         PrOx 1
                     50 kWe Gasoline     (3.5L                       10 kWe Fuel
                     Model A (8008-      Radial                      Vaporizer       Natural Gas
Existing Hardware    101)                Flow)                       (8037-002)      TGC (EP)
-------------------------------------------------------------------------------------------------------------------
                     10 kWe Gasoline                                                 Doe Phase II
                     Model A (8035-      PrOx 2                                      10kWe
Existing Hardware    001)                (Monolith)                                  TGC/CC
-------------------------------------------------------------------------------------------------------------------
                                                                                     Merchant H2
                     10 kWe Gasoline                                                 Thermal
                     Model B (8037-                                                  Reactor
Existing Hardware    001)                                                            (HGTGC-001)
-------------------------------------------------------------------------------------------------------------------
                     Merchant H2 FPA
Existing Hardware    (5064-001)
-------------------------------------------------------------------------------------------------------------------
                     MiniPox A (93747-
Existing Hardware    00)                 MiniPrOx                                    MiniTGC
-------------------------------------------------------------------------------------------------------------------
Existing Hardware    MiniPox B
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                                         190 kWth
                                         PrOx
                     190 kWth DOE        1(34788-D-   190 kWth                       190 kWth DOE
                     Phase III (8051-    300) &       LTS (34788-                    Phase III TGC
New Designs          001)                PrOx 2       D-200)                         (34788-D-100)
-------------------------------------------------------------------------------------------------------------------
                                         PS-1
New Designs          PS-1 FPA            PrOx         PS-1 LTS                       PS-1 TGC
-------------------------------------------------------------------------------------------------------------------

      Inventory of EPYX Equipment in Laboratory 15L/109

Quantity Part                                                                         Company                       ADL#
 2      Hoods for Ventilation                                                         Anemostat
 1      GC/MS with spare parts                                                        Hewlett Packard               140-135
 1      Furnace Type 6000 with separate Control Box                                   Thermolyne
 3      Gas Detectors (Combustibles, C0, H2)                                          USI
 1      Printer                                                                       Minolta
 3      Bubble Generators with appropriate Kit                                        Gilian Sensodyne
 2      Corner Slate Top Cabinets containing glassware and GC sampling components
 1      Flexible Metal Hose                                                           Cambridge Valve and Fittings
 2      Small computer stands on wheels
 1      5890 Series II G.C.                                                           Hewlett Packard
 3      Carrier Gas Drying Tubes                                                      Supelco
 5      Cylinder Holders
 1      Microreactor Rig with Control Stand                                           EPYX
        12 Mass Flowmeters, 1 Pressure Controller, 1 refrigerator, 1 oven             Brooks, Cole Parmer, Lindberg
 1      Mesoreactor Rig with Control Stand                                            EPYX
        7 Mass Flowmeters, 1 Pressure Controller, 1 refrigerator, 1 large oven        Brooks, Cole Parmer, Lindberg
 2      Toolboxes full of tools
 1      8610B G.C.                                                                    SRI
 1      Chrompack Micro G.C.                                                          Varian
 2      Fuel Cell Test Stands                                                         EPYX
 1      Big Hydrocarbon Trap                                                          R&D separations
 4      HPLC Pumps Series III                                                         Bodman
 1      Mobile Work Bench                                                             Kennedy
 2      Gray one-shelf Work Bench
33      Calibration Gas Cylinders                                                     Matheson and AGA
 1      PC Based Data Acquisition and Process Controller (2000)                       Camile
 1      Spare Oven Heating Element                                                    Lindberg
 1      Vacuum                                                                        Nilfisk
 1      Electric Boiler                                                               Chromalox
 1      G.C. Work Bench
 1      Plastic Cart
 1      PH meter                                                                      Consort
 1      Gas Sample Carrier Intrument                                                  EPYX
 1      Mobile Cart with Part Storage Container full of Rig replacement equipment
 2     Large Gray Metal Cabinets

                                       1              Submitted By: Carlo Cioffi

Quantity Part                                                                             Company        ADL #
          Gas regulators, Electrical and Plastic and Metal Tube Fittings, and a TV
     1    Cabinet for Flammable Liquids Model 1962
     1    Respirator Storage Container with Several Respirator                             Global
     1    Slide Door Cabinet with Safety Equipment
     2    Hazardous Waster Compression Seal Containers
     1    Model 14658 Stirre/Hot Plate                                                     Cole Parmer
     1    Metal Shelf with GC equipment
     1    Ultrasonic Cleaner 3/4 Gallon                                                    Lab Safety
     3    1 Liter Dewar Flasks                                                             Naglene
     1    Spill Tray, 21"x17"x4"                                                           Lab Safety
     2    Infinite Divider Boxes with Lab Equipment                                        Lab Safety
     1    Lab Rack                                                                         Scienceware
     1    Dual Temperature Controller                                                      Omega-Custom
     1    Metal two shelf cart
     1    Heated Valve Box                                                                 Valco
     1    Metal Safety Can                                                                 Justrite
     1    Plastic Safety Can                                                               Justrite
     1    Metal Canopy
     1    Small cylinder carrier cart                                                      hand crafted

                                       2              Submitted By: Carlo Cioffi

     Inventory of EPYX Equipment in Laboratory 15L/108
Quantity  Part                                                                                 Company                       ADL #
     1    Hood for Ventilation with Cabinets                                                   Hamilton
     1    large Furnace                                                                        Lindberg
     2    Gas Detectors (C0, H2)                                                               USI
     1    Printer                                                                              Minolta
     1    Corner Slate Top Cabinets containing GC sampling components and Balance Equipment
     2    Six-Cylinder Holders
     1    Microreactor Rig with Control Stand                                                  EPYX
          8 Rotameters, 2 Pressure Regualtors, 1 clam-shell oven                               Cole Parmer, Aircontrol INC.
     1    Toolboxes full of tools                                                              Allen
     1    Chrompack Micro G.C.                                                                 Varian
     2    Syringe Pumps                                                                        Harvard Apparatus
     1    G.C. Work Bench
     1    Large Gray Metal Chemical Cabinet
     1    Plastic Vent Hood
     1    Cabinet for Flammable Liquids
     1    Model 1103 Stirrer/Hot Plate                                                         Jenway
     1    Wood Shelf
     1    Laboratory Mixer with Controller
     2    Auto-transformers                                                                    Variac
     1    Two-Gas cylinder Cabinet with Vent                                                   Matheson
     1    EZ-label Printer                                                                     Casio
     1    Slate top Sink with Cabinet
     1    Medium Slate top Cabinet with Microreactor rig spare parts
     2    Large Slate Top Cabinets Containing Catalyst, Glassware, and Spare Equipment
     1    Periodic Table of Elements                                                           Elsevier
     1    Dry Glass rack                                                                       Kartell
     2    Fischer Burners                                                                      Fischer Scientific
     1    Laboratory Blender                                                                   Waring
     1    Water Ultrasonic Heater FS20                                                         Fischer Scientific
     1    Mass Four-Flow Controller and Meter                                                  Porter
     1    Hydraulic Unit Model # 3912                                                          Carver
     1    metal grinder                                                                        Straub
     2    grinder                                                                              Proctor-Silex
     1    scale                                                                                Metler
     2    Dryers

                                    1                 Submitted By: Carlo Cioffi

Quantity  Part                                                                                 Company                  ADL #
     1    Nanopure Ultra-Pure Water System                                                     Barnstead
     1    60" Fan
     1    Water/Heater Oven                                                                    Omega
     1    Metal stand
     1    Masterflex C/L                                                                       Cole Parmer
     1    Consort P601                                                                         Cole Parmer
     1    Compaq DeskPro 3865 computer                                                         Compaq                   143-1954
     1    Computer Monitor                                                                     Compaq
     1    Laser Jet Printer                                                                    Hewlett Packard          143-1527
    22    Boxes of Purex Glassware                                                             Corning
     1    (110gX0.1mg) scale                                                                   Explorer
     1    Portable Scale                                                                       Ghaus
     1    Portable Clam Sheel Oven                                                             EPYX
     1    Circulator                                                                           Leeds and Northrup
     1    Laser-Particle Analyzer                                                              MicroTrac Fra
     1    Stirrer                                                                              Cole Parmer
     1    Rs-232/Rs-485 Converter/Repeater                                                     Omega
     2    large Plastic Tanks                                                                  Nalgene
     1    30/60 Heavy Duty Charger/200/300 amp Starter, Charge load tester with 6/12 volts     Schumacher
     1    Oven/Vacuum Chamber/Pump Model 900                                                   Thermo-Environment
     1    Antek 900-s Total Sulfur Analyzer                                                    Antek
     1    Antek model 734-2 gas sample box                                                     Antek
     1    Antek model 735 syringe drive                                                        Antek
     1    Dell computer for Antek system, to be replaced from a laptop                         Dell
     1    HP6890 GC from pilot plant                                                           Hewlett Packard
     1    HP Vectra Computer for 6890 GC                                                       Hewlett Packard

                                       2             Submitted By: Carlo Cioffi

                                                              ANALYTIC EQUIPMENT
                                                              ------------------
                                                                       (PARTIAL)

==================================================================================================================
        Type                        Mfr            Model         S/N       Location          Special
------------------------------------------------------------------------------------------------------------------
Laser Particle Analyzer       Microtrac             FRA                    15L/108
------------------------------------------------------------------------------------------------------------------
Micro GC                      Varian              CP2003P        941096    15L/108        Dual Channel
------------------------------------------------------------------------------------------------------------------
Micro GC                      Varian              CP2003P        941031    15L/109        Dual Channel
------------------------------------------------------------------------------------------------------------------
GC                            Hewlitt-Packard      5890      LR47359C      15L/109        w/Methanizer
------------------------------------------------------------------------------------------------------------------
GC/MS                         Hewlitt-Packard    6890/5973   US00007467    15L/109
------------------------------------------------------------------------------------------------------------------
Total Sulfur Analyzer         Antek                9000S                                  En Route
------------------------------------------------------------------------------------------------------------------
GC                            SRI                  8610B     N1010         15L/136        w/Methanizer
------------------------------------------------------------------------------------------------------------------
CO Analyzer                   Horiba              VIA-510    572886022     15L/136        IR Flow Cell Type
------------------------------------------------------------------------------------------------------------------
O2 Analyzer                   Horiba              VIA-510    573018013     15L/136        IR Flow Cell Type
------------------------------------------------------------------------------------------------------------------
CO2 Analyzer                  Horiba              VIA-510    573018074     15L/136        IR Flow Cell Type
------------------------------------------------------------------------------------------------------------------
Gas Sampler                   EPYX                Barrett                  15L/109        New
------------------------------------------------------------------------------------------------------------------
Analytic Balance              OHAUS               E01140     B364013972    15L/108        110g Max
------------------------------------------------------------------------------------------------------------------
GC                            Hewlitt-Packard      6890                     Bld 46        w/Methanizer
------------------------------------------------------------------------------------------------------------------
Micro GC                      Hewlitt-Packard      M200H                    Bld 46        Dual Channel
------------------------------------------------------------------------------------------------------------------
Micro GC                      Varian              CP2003P                   Bld 46        Dual Channel
------------------------------------------------------------------------------------------------------------------
CO Analyzer                   Horiba              VIA-510      Model B      Bld 46        IR Flow Cell Type
------------------------------------------------------------------------------------------------------------------
CO Analyzer                   Horiba              VIA-510      Model B      Bld 46        IR Flow Cell Type
------------------------------------------------------------------------------------------------------------------
CO2 Analyzer                  Horiba              VIA-510      Model B      Bld 46        IR Flow Cell Type
------------------------------------------------------------------------------------------------------------------
CO Analyzer                   Horiba              VIA-510      Model B      Bld 46        IR Flow Cell Type
------------------------------------------------------------------------------------------------------------------
CO2 Analyzer                  Horiba              VIA-510      Model B      Bld 46        IR Flow Cell Type
------------------------------------------------------------------------------------------------------------------
CO Analyzer                   Horiba              VIA-510      Model B      Bld 46        IR Flow Cell Type
------------------------------------------------------------------------------------------------------------------
THC                           Horiba              VIA-510      Model B      Bld 46        IR Flow Cell Type
------------------------------------------------------------------------------------------------------------------
NOX                           Horiba             CLA-510SS     Model B      Bld 46        IR Flow Cell Type
------------------------------------------------------------------------------------------------------------------
O2 Analyzer                   Horiba              MPA-520      Model B      Bld 46        IR Flow Cell Type
------------------------------------------------------------------------------------------------------------------
==================================================================================================================

          *    James Cross
               03/31/2000 10:12 AM

To:       William Mitchell/ADLittle@ADLittle
cc:

Subject:  Equipment List- Bldg 46 for Epyx/De Nora

bill -- here is list

------------Forward by James Cross/ADLittle on 03/31/2000 10:12 AM--------------


          *    Pai-Yung Woo
               03/31/2000 03:08 PM

To:       James Cross/ADLittle@ADLittle
cc:

Subject:  Equipment List- Bldg 46 for Epyx/De Nora

Hi James,

Per your request on Friday of document preparations for De Nora/ Epyx business development effort, here is the List of major pieces of equipment and apparatus in Bldg. 46. Please let me know if you need additional informations.

P.Y.

Epyx Pilot Plant - Reformer/Fuel Cell Technology Development Center (Bldg. 46 at Acorn Park)

List of Major Pieces of Equipment and Apparatus

(1) Process Air Compressor
      Type: Rotary Screw Compressor
      Mfr.: Sullair Corporation, IN
      Model: ES11 Integral Compressor/Air Dryer
      Capacity: 40 hp, 163 ACFM, Max. pressure 125 PSI;

(2) Utility Air Compressor:
      Type: Reciprocating
      Mfr.: SpeedAir
      Model: 3JR77
      Capacity: 7 hp, 17 CFM @ 90 PSI

(3) Natural Gas Compressor:
      Type: Reciprocating
      Mfr.: Universal Air Products Corporation, VA
      Model: UR2.60-15NGB
      Capacity: 15 hp, 60 SCFM, 200 PSIG

(4) Process Chiller:
      Type: Compressor/refrigeration

           Mfr.: GC Industries, DE
           Model: Icewagon 100AC-OD
           Capacity: 5 hp, 10 tons @50F or 120k Btu/hr.

(5)  Fuel Delivery Enclosure:
          Type: Steel and Fire-Rated
          Mfr.: Safety Storage Inc., CA
          Model: #15
          Capacity: 134 sq-ft

(6)  Fuel Pumps (gear):
          Type: Gear
          Mfr.: Suntec Industries, Inc., IN
          Model: J6BC-325
          Capacity: 43GPH @ 100 PSIG

(7)  Fuel Pump (vane)
          Type: Rotary Vane
          Mfr.: Weldon Pump, OH
          Model: A2015-A
          Capacity: 100GPH @75 PSIG @ 14VDC on gasoline

(8)  Process Steam Generator:
          Type: Electric powered
          Mfr.: Emerson Electric Company, PA
          Model: CES-048A8F31-483
          Capacity: 68kW, 238 lb/hr., saturated, 150 PSIG max.

(9)  Water Deionizer:
          Type: Ion-Exchange
          Mfr.: Barnstead/Thermolyne, IA
          Model: B-Pure
          Capacity: 30 GPH, 100 PSIG, 18 Mohm-cm

(10) Gas Monitor for Lab Safety (Carbon Monoxide)
          Type: Solid-state Diffusion
          Mfr.: U.S. Industrial Products Co Inc., CA
          Model: 4200R
          Capacity: 250 PPM, remote

(11) Gas Monitor for Lab Safety (Hydrogen)
          Type: Solid-state Diffusion
          Mfr.: U.S. Industrial Products Co Inc., CA
          Model: 7200R
          Capacity: 20k PPM, remote

(12) On-line Gas Analyzer (CO)
          Type: Non-Dispersive Infrared analysis
          Mfr.: Horiba, CA
          Model: VIA-510
          Capacity: CO, 0 to 50%

(13) On-line Gas Analyzer (CO2)
          Type: Non-Dispersive Infrared analysis

       Mfr.: Horiba, CA
       Model: VIA-510
       Capacity: CO2, 0 to 20%

(14) On-line Gas Analyzer (CO)
       Type: Non-Dispersive infrared analysis
       Mfr.: Horiba, CA
       Model: VI-510
       Capacity: CO, 0 to 50, 100, 500, 1000 PPM

(15) On-line Gas Analyzer (02)
       Type: Paramagnetic
       Mfr.: Horiba, CA
       Model: MPA-510
       Capacity: 0 to 5, 10, 25, 50%

(16) On-line Gas Analyzer (NO/NOx)
       Type: Chemiluminescence method
       Mfr.: Horiba, CA
       Model: CLA-510SS
       Capacity: 0 to 20, 50, 100, 200, 500, 1000, 2000 PPM

(17) On-line Gas Analyzer (HC)
       Type: Flame ionization
       Mfr.: Horiba, CA
       Model: FIA-510
       Capacity: Total HC (C3H8), 0 to 10, 50, 100, 500, 1000, 5000, 10000 PPM

(18) Process Ventilation Canopies (10)
       6,000 SCFM, 3,000 SCFM

(19) Electric Power: 300A @480V Total;

(20) Space: 3000 sq-ft total;

Reformer Lab (Bldg. 46)

Equipment List (with price for budgetary Planning)


40 HP air compressor (1)                               $16,000
180 gallon air tank (1)                                $ 1,200
60 gallon air tank (1)                                 $   600
N.G. compressor (1)                                    $43,000
S/S after burn chamber (1)                             $ 3,500
Fuel enclosure (1)                                     $30,000
Drum fuel delivery system (3)                          $ 1,500/ea     $  4,500
Explosion proof motor (3)                              $   500/ea     $  1,500
Fuel drum spill skid (8)                               $   350/ea     $  2,800
Fuel pump motor (4)                                    $   150/ea     $    600
20kW/40kW electric heater and controller (1)           $15,000
Process boiler (68kW) (1)                              $ 8,000
Process boiler (12kW) (1)                              $ 1,600
Process boiler (9kW) (2)                               $ 1,400/ea     $  2,800
Process boiler (20kW) (1)                              $ 1,800/ea
Boiler feed pump (8)                                   $   330/ea     $  2,640
Double head vaccum pump (4)                            $   950/ea     $  3,800
HEPA vaccum pump (2)                                   $ 1,200/ea     $  2,400
CO detector 4200R (8)                                  $   930/ea     $  7,440
H2 detector 7200R (8)                                  $   930/ea     $  7,440
19" rack for analyzers (5)                             $ 1,700/ea     $  8,500
CO analyzer 1000ppm (3)                                $ 9,650/ea     $ 28,950
CO analyzer 50% (3)                                    $ 7,850/ea     $ 23,550
CO2 analyzer 20% (3)                                   $ 8,000/ea     $ 24,000
O2 analyzer 100% (1)                                   $ 9,000/ea
NOx analyzer (1)                                       $ 9,500
HC analyzer (1)                                        $22,000
Sampler (1)                                            $ 3,500
Process ventilation canopy system (9)                  $ 1,350/ea     $ 12,150
Ventilation blower (3)                                 $   650/ea     $  1,950
Dalton blower (1)                                      $   300
Blue M oven (1)                                        $ 5,000
Battery charger (1)                                    $   500
Teel 20 gallon tank (1)                                $   500
Patton Fan (1)                                         $   200
Lathe insulation cutter (1)                            $ 1,500
Chiller (1)                                            $22,000
Refrigerator bath (5)                                  $ 2,200/ea     $ 11,000

Total                                                                 $340,720

1-HP 6890  GC  - 45K - VARIOUS LAB FURNITURE
1-HP MICRO GC  - 20K - CABINETS & PARTS
1-VARIAN MICRO GC - 20K

                             Fuel Cell Technology


                          ELECTRONICS LAB    15/153 A
                          ---------------    --------

1.   3 ELECTRONICS BENCHES - LISTA

2.   Leader 730-3D Power Supply

3.   BK Model 1686 Power Supply

4.   WAHL SOLMAX 7485 Soldering Station

5.   MISC. ELECTRONICS STOCK PARTS

6.   FLUKE SCOPE METER

7.   3 EA - DIGITAL MULTI METERS

                   Materials Processing Laboratory Inventory
                                January 13,2000

 .  Vibco large vibrator SN 10B00206

 .  Nilfisk GS80 Vacuum Cleaner

 .  Buffalo Vibrator #200

 .  Thermodyne Type 6000 Furnace, 0 to 2000 degrees Fahrenheit

 .  Blue-M StabilTherm Oven, 0 to 600 degrees Fahrenheit LT-1041R

 .  13 ft bench with cabinet

 .  1000 lb. Capacity scale sv13237

 .  Filter mate air purification system SN98.30.015

 .  Valley craft drum hoist model #8565B 0599

 .  Large mop and pail

 .  Seven 55 gallon drums of catalyst

 .  Twelve 30 gallon drums of catalyst

 .  Fifteen 5 gallon drums of catalyst

 .  10ft 55 gallon drum storage platform

 .  Trash Can

 .  Lab Furniture & Fume Hood

PURCHASE REQUISITION:      FOR AN EXPLANATION OF THIS FORM SEE THE REVERSE SIDE.
1. Please type or print requested information in unshaded areas only 2. Recipient will receive Confirmation of Placement.
3. Submit intact to the Purchasing Department.
                                                                                    15L/138   INVENTORY
------------------------------------------------------------------------------------------------------------------------------------
4.  Date  1/3/2000     5. Submitted by: Mark Hagan       6. Ext.: 6559              Vendor Number: _________________________________
          --------                      --------------            ------------
7.  Deliver to (NAME): Mary Lou Hand                                                Buyer Name and Number: _________________________
                       -------------------------------------------------------

8.  Building / Room: 15L / 120                            9. Ext.: 6517             Extension: _____________________________________
              -----------------------------------------            -----------

10. Date Needed: 1/10/2000
                 -------------------------------------------------------------      C.E.R. Number: _________________________________
11. Case / Account: 93286-01                 12.   [_] Gov. Case [_] Civ. Case      Standing Order:  [_]   Minority Vendor:  [_]
                    ----------------------
13. Expense Category No.: ________  14. Unit No.: 194   15. Employee No.: 5956      Small Business Vendor:  [_]
                                                 -----                    ----
16. Is substitute acceptable? [_] Yes  [_] No  17. Is Mat'l Certification
                                                   required?  [_] Yes  [_] No       Lease / Rental Purchase: [_] L   [_] R
                                                                                    Buyer's Confirmation:   [_] Yes   [_] No
18. Approval Signature  /s/ [ILLEGIBLE]                                             Follow-up Date:  _______________________________
                       -------------------------------------------------------
                              Section Read/Case Leader/Business Manager
19. Vendor Name:              ________________________________________________      Date Received: _________________________________
    [_] Suggested Source                        GRAINGER                            Received By: (ADL Recv. Dept.)
                              ------------------------------------------------                   -----------------------------------
    [_] Mandatory Source      ________________________________________________      Shipped Via: ___________________________________
    [_] Vendor Contacted      ________________________________________________      Date Delivered to Recipient: __________________
                              ________________________________________________      Accepted By: ___________________________________
                              CONTACTS NAME                    PHONE NUMBER                        (Print / Legible Signature of
                              FAX NUMBER:                                                           Recipient)
------------------------------------------------------------------------------------------------------------------------------------
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                        PURCHASE ORDER No.  505546
Arthur D Little
INVOICE TO:
Arthur D. Little, Inc.
20 Acorn Park, Cambridge, MA USA 02140-2390 . Telephone 617-498-5000 . Telefax: 617-498-7030
                                                                                                                   _________________
SHIP TO                                                                                                               DATE OF ORDER
LOCATION             SEE                 20 ACORN PARK                                     NO COPY TO RECEIVING
MARKED         |  |  BELOW         |  |  CAMBRIDGE, MA 02140-2390                   |  |   NECESSARY
------------------------------------------------------------------------------------------------------------------------------------
FOR USE ON GOVERNMENT CONTRACT NUMBER    PRIME   SUB   TO ARRIVE ON OR BEFORE  SHIP VIA    F.O.B.                        PPD   TERMS
                                                                                           SHIP PT.  [_] DESTINATION  [_]
------------------------------------------------------------------------------------------------------------------------------------

                                                                             [__]   MASSACHUSETTS SALES / USE TAX STATUS

       ___                                                     ___
         _______________________________________________________              .     VENDOR REGISTRATION NO. 041549700
         _______________________________________________________
         _______________________________________________________             [__]   TAXABLE, ADD IF REGISTERED MASS. VENDOR
         _______________________________________________________             [__]   EXEMPT, FOR RESALE, CERTIFICATE FURNISHED
         ATTN:
         -------------------------------------------------------             [__]   EXEMPT, FOR MFG. USE, CERTIFICATE FURNISHED
       ___                                                     ___           [__]   EXEMPT, NOT TAXABLE BY MASS. LAW
                                                                             [__]   OTHER

FOLD -------------------------------------------------------------------------------------------------------------------------------
     ITEM       QUANTITY      CATALOG NO.                  DESCRIPTION                                                PRICE
      NO
     -------------------------------------------------------------------------------------------------------------------------------
       1           3            4W520             3W044 Edsal 3001 Gray Cabinet
     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------
       2           1            7W405             4TV75 48" Industrial Cabinet
     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------
       3           1            5V989             7D203 Welded Bin Storage Cabinet
     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------
       4          48            2W777                           Bins
     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------
       5         T624           2W779                           Bins
     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

    THIS ORDER SUBJECT TO CONDITIONS OF SALE ON FACE AND REVERSE SIDE.                                TOTAL
                                                                                                             -----------------------
1.  ACKNOWLEDGE THIS ORDER IMMEDIATELY, GIVING PRICE AND FULL DELIVERY INFORMATION.          ---------------------------------------
2.  SHOW ORDER NUMBER ON ALL INVOICES, PACKAGES, SHIPPING PAPERS AND CORRESPONDENCE.                 BUYER'S SIGNATURE ONLY
3.  WHERE FREIGHT CHARGES ARE APPLICABLE, PLEASE REPAY AND ADD.                              ---------------------------------------

PURCHASE REQUISITION: FOR AN EXPLANATION OF THIS FORM SEE THE REVERSE SIDE.
1. Please type or print requested information in unshaded areas only. 2. Recipient will receive Confirmation of Placement.
3. Submit intact to the Purchasing Department

------------------------------------------------------------------------------------------------------------------------------------
4.  Date 1/10/2000   5.  Submitted by: Gus Block      6.  Ext:  5412            Vendor Number: _____________________________________
         ----------                    ---------                -----------
7.  Deliver to (NAME): Gus Block                                                Buyer Name and Number: _____________________________
                       ----------------------------------------------------
8.  Building / Room: 15 L-103                         9.  Ext:  5412            Extension: _________________________________________
                     ---------------------------          -----------------
10. Date Needed: 1/11/2000                                                      C.E.R. Number: _____________________________________
                 ----------------------------------------------------------
11. Case / Account: 93284-15           12. [_] Gov. Case   [X] Civ. Case        Standing Order: [_]  Minority Vendor: [_]
                    ------------------
13. Expense Category No.: ____  14. Unit No.: 19Y  15. Employee No.: 0932       Small Business Vendor: [_]
                                              ----                   -------
16. Is substitute acceptable?      17. Is Mat'l Certification required?         Lease / Rental Purchase [_] L   [_] R
    [_] Yes  [X] No                    [_] Yes   [X] No                         Buyer's Confirmation:  [_] Yes   [_] No

18. Approval Signature  /s/ [ILLEGIBLE]                                         Follow-up Date: ____________________________________
                        ---------------------------------------------------
                               Section Head/Case Leader/Business Manager        Date Received: _____________________________________

19. Vendor Name:               Craftsman Industrial                             Received By: (ADL Recv. Dept.)
                               --------------------------------------------                  ---------------------------------------
    [X] Suggested Source       ____________________________________________     Shipped Via: _______________________________________
    [X] Mandatory Source       ____________________________________________     Date Delivered to Recipient: _______________________
    [_] Vendor Contacted       ____________________________________________     Accepted By:________________________________________
                                                            800-776-8666                    (Print / Legible Signature of Recipient)
                               --------------------------------------------
                               CONTACT'S NAME               PHONE NUMBER
                               FAX NUMBER

------------------------------------------------------------------------------------------------------------------------------------

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                                        PURCHASE ORDER No.

Arthur D Little
INVOICE TO:
Arthur D. Little, Inc.
20 Acorn Park, Cambridge, MA USA 02140-2390 . Telephone 617-498-5000 . Telefax: 617-498-7030

                                                                                               --------------------
SHIP TO                                                                                        DATE OF ORDER
LOCATION            SEE            20 ACORN PARK                      NO COPY TO RECEIVING
MARKED         [_]  BELOW     [X]  CAMBRIDGE, MA 02140-2390       [_] NECESSARY
------------------------------------------------------------------------------------------------------------------------------------
FOR USE ON GOVERNMENT CONTRACT NUMBER   PRIME  SUB  TO ARRIVE ON OR BEFORE  SHIP VIA  F.O.B.                          PPD    TERMS
                                                                                      SHIP PT. [_]   DESTINATION [_]
------------------------------------------------------------------------------------------------------------------------------------

     ___                                                                       ___  [_] MASSACHUSETTS SALES/USE TAX STATUS
          ____________________________________________________________________
          ____________________________________________________________________       .  VENDOR REGISTRATION NO. 041549700
          ____________________________________________________________________
          ____________________________________________________________________      [_] TAXABLE, ADD IF REGISTERED MASS. VENDOR
                                                                                    [_] EXEMPT, FOR RESALE, CERTIFICATE FURNISHED
          ATTN:                                                                     [_] EXEMPT, FOR MFG, USE, CERTIFICATE FURNISHED
          --------------------------------------------------------------------      [_] EXEMPT, NOT TAXABLE BY MASS. LAW
     ___                                                                       ___  [_] OTHER

FOLD -------------------------------------------------------------------------------------------------------------------------------
       ITEM
       NO        QUANTITY          CATALOG NO.                            DESCRIPTION                        PRICE
     -------------------------------------------------------------------------------------------------------------------------------
       1             2               9-woc3                  wilten pipe & Binch VDE, 7" opening
     -------------------------------------------------------------------------------------------------------------------------------
       2             2               9-27194                 14.4V Portable Electric Drill
     -------------------------------------------------------------------------------------------------------------------------------
       3             1               9-31228                 14-pc file set
     -------------------------------------------------------------------------------------------------------------------------------
       4             1               9-38463                 8oz. Ball Pein hammer
     -------------------------------------------------------------------------------------------------------------------------------
       5             1               9-38465                 16oz. Ball Pein hammer
     -------------------------------------------------------------------------------------------------------------------------------
       6             1               9-38466                 24oz. Ball Pein hammer
     -------------------------------------------------------------------------------------------------------------------------------
       7             1               9-MH40100               9" Pry Bar
     -------------------------------------------------------------------------------------------------------------------------------
       8             1               9-MH40102               18" Pry Bar
     -------------------------------------------------------------------------------------------------------------------------------
       9             1               9-39830                 Universal Protractor/level
     -------------------------------------------------------------------------------------------------------------------------------
      10             1               9-94876                 Utility Knife
     -------------------------------------------------------------------------------------------------------------------------------
      11             1               9-94881                 Replacement blades, Ply. 100
     -------------------------------------------------------------------------------------------------------------------------------
      12             1               9-KL-15 INS             Diagonal Pliers
     -------------------------------------------------------------------------------------------------------------------------------
                                                                                                              TOTAL
     THIS ORDER SUBJECT TO CONDITIONS OF SALE ON FACE AND REVERSE SIDE.                                       ----------------------
     1. ACKNOWLEDGE THIS ORDER IMMEDIATELY, GIVING PRICE AND FULL DELIVERY INFORMATION.   __________________________________________
     2. SHOW ORDER NUMBER ON ALL INVOICES, PACKAGES, SHIPPING PAPERS AND CORRESPONDENCE.            BUYER'S SIGNATURE ONLY
     3. WHERE FREIGHT CHARGES ARE APPLICABLE, PLEASE REPAY AND ADD.                       __________________________________________

PURCHASE REQUISITION:      FOR AN EXPLANATION OF THIS FORM SEE THE REVERSE SIDE.
1. Please type or print requested information in unshaded areas only. 2. Recipient will receive Confirmation of Placement.
3. Submit intact to the Purchasing Department.

------------------------------------------------------------------------------------------------------------------------------------
4.  Date  1/10/2000    5. Submitted by: /s/ Gus Block     6. Ext.: ____________     Vendor Number: _________________________________
          ---------                     ---------------
7.  Deliver to (NAME): _______________________________________________________      Buyer Name and Number: _________________________
8.  Building / Room: ___________________________________  9. Ext.: ___________      Extension: _____________________________________
10. Date Needed: _____________________________________________________________      C.E.R. Number: _________________________________
11. Case / Account: 93286-15               12.   [_] Gov. Case   [_] Civ. Case      Standing Order:  [_]   Minority Vendor:  [_]
                    -------------------
13. Expense Category No.: ________  14. Unit No.: _____ 15. Employee No.: ____      Small Business Vendor:  [_]
16. Is substitute acceptable? [_] Yes  [_] No  17. Is Mat'l Certification
                                                   required?  [_] Yes  [_] No       Lease / Rental Purchase: [_] L   [_] R
                                                                                    Buyer's Confirmation:   [_] Yes   [_] No
18. Approval Signature   /s/ [ILLEGIBLE]                                            Follow-up Date:  _______________________________
                       -------------------------------------------------------
                              Section Head/Case Leader/Business Manager
19. Vendor Name:                     Craftsman Industrial                           Date Received: _________________________________
                              ------------------------------------------------
    [_] Suggested Source      ________________________________________________      Received By: (ADL Recv. Dept.)
                                                                                                 -----------------------------------
    [_] Mandatory Source      ________________________________________________      Shipped Via: ___________________________________
    [_] Vendor Contacted      ________________________________________________      Date Delivered to Recipient: __________________
                              ________________________________________________      Accepted By: ___________________________________
                              CONTACT'S NAME                   PHONE NUMBER                        (Print / Legible Signature of
                              FAX NUMBER:                                                           Recipient)
------------------------------------------------------------------------------------------------------------------------------------
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                       PURCHASE ORDER No.
Arthur D Little
INVOICE TO:
Arthur D. Little, Inc.
20 Acorn Park, Cambridge, MA USA 02140-2390 . Telephone 617-498-5000 . Telefax: 617-498-7030
                                                                                                                     ---------------
SHIP TO                                                                                                               DATE OF ORDER
LOCATION             SEE                 20 ACORN PARK                                     NO COPY TO RECEIVING
MARKED         |  |  BELOW         |  |  CAMBRIDGE, MA 02140-2390                   |  |   NECESSARY
------------------------------------------------------------------------------------------------------------------------------------
FOR USE ON GOVERNMENT CONTRACT NUMBER    PRIME   SUB   TO ARRIVE ON OR BEFORE  SHIP VIA    F.O.B.                        PPD   TERMS
                                                                                           SHIP PT.  [_] DESTINATION  [_]
------------------------------------------------------------------------------------------------------------------------------------

                                                                             [__]   MASSACHUSETTS SALES / USE TAX STATUS
      __                                                         __
         _______________________________________________________              .     VENDOR REGISTRATION NO. 041549700
         _______________________________________________________
         _______________________________________________________             [__]   TAXABLE, ADD IF REGISTERED MASS. VENDOR
         _______________________________________________________             [__]   EXEMPT, FOR RESALE, CERTIFICATE FURNISHED
         ATTN:
         -------------------------------------------------------             [__]   EXEMPT, FOR MFG. USE, CERTIFICATE FURNISHED
      __                                                         __          [__]   EXEMPT, NOT TAXABLE BY MASS. LAW
                                                                             [__]   OTHER

FOLD  ------------------------------------------------------------------------------------------------------------------------------
      ITEM       QUANTITY      CATALOG NO.                     DESCRIPTION                                       PRICE
       NO.
      ------------------------------------------------------------------------------------------------------------------------------
       13           1          9-KL28INS                   Wire Stripper
      ------------------------------------------------------------------------------------------------------------------------------
       14           1          9-KL17INS                   12" Pump Pliers
      ------------------------------------------------------------------------------------------------------------------------------
       15           1          9-47452                     20 piece Screwdriver set
      ------------------------------------------------------------------------------------------------------------------------------
       16           1          9-CL326                     Long nose pliers, 6"
      ------------------------------------------------------------------------------------------------------------------------------
       17           1          9-CL480                     Channellock pliers
      ------------------------------------------------------------------------------------------------------------------------------
       18           1          9-KN26118                   Long-nose side cutter pliers
      ------------------------------------------------------------------------------------------------------------------------------
       19           1          9-KN26218                   Bent-needle nose pliers
      ------------------------------------------------------------------------------------------------------------------------------
       20           1          9-45478                     Slip joint pliers, 6 3/4"
      ------------------------------------------------------------------------------------------------------------------------------
       21           1          9-AT4W12                    Curved jaw vize grips 4"
      ------------------------------------------------------------------------------------------------------------------------------
       22           1          9-AT7WR                       "     "     ",     7"
      ------------------------------------------------------------------------------------------------------------------------------
       23           1          9-AT10WR                      "     "     ",   10"
      ------------------------------------------------------------------------------------------------------------------------------
       24           1          9-AT4LN                     Long-nose locking pliers, 4"
      ------------------------------------------------------------------------------------------------------------------------------
    THIS ORDER SUBJECT TO CONDITIONS OF SALE ON FACE AND REVERSE SIDE.                                TOTAL
                                                                                                             -----------------------
1.  ACKNOWLEDGE THIS ORDER IMMEDIATELY, GIVING PRICE AND FULL DELIVERY INFORMATION.          ---------------------------------------
2.  SHOW ORDER NUMBER ON ALL INVOICES, PACKAGES, SHIPPING PAPERS AND CORRESPONDENCE.                 BUYER'S SIGNATURE ONLY
3.  WHERE FREIGHT CHARGES ARE APPLICABLE, PLEASE PREPAY AND ADD.
                                                                                             ---------------------------------------

PURCHASE REQUISITION:      FOR AN EXPLANATION OF THIS FORM SEE THE REVERSE SIDE.
1. Please type or print requested information in unshaded areas only 2. Recipient will receive Confirmation of Placement.
3. Submit intact to the Purchasing Department.
                                                                                    15L/138  /INVENTORY
------------------------------------------------------------------------------------------------------------------------------------
4.  Date  1/10/2000    5. Submitted  by: Gus Block       6. Ext: _____________      Vendor Number: _________________________________
          ---------                      --------------
7.  Deliver to (NAME): _______________________________________________________      Buyer Name and Number: _________________________
8.  Building / Room: ___________________________________  9. Ext.: ___________      Extension: _____________________________________
10. Date Needed: _____________________________________________________________      C.E.R. Number: _________________________________
11. Case / Account: 93286-15               12.   [_] Cov. Case   [_] Civ. Case      Standing Order.  [_]   Minority Vendor.  [_]
                    -------------------
13. Expense Category No.: ________  14. Unit No.: _____ 15. Employee No.: ____      Small Business Vendor:  [_]
16. Is substitute acceptable? [_] Yes  [_] No  17. Is Mat'l Certification
    required?  [_] Yes  [_] No                                                      Lease / Rental Purchase: [_] L   [_] R
                                                                                    Buyer's Confirmation:   [_] Yes   [_] No
18. Approval Signature                      [ILLEGIBLE]                             Follow-up Date:  _______________________________
                       -------------------------------------------------------
                              Section Head/Case Leader/Business Manager
19. Vendor Name:                     Craftsman industrial                           Date received: _________________________________
                              ------------------------------------------------
    [_] Suggested Source      ________________________________________________      Received by: (ADL Recv. Dept.)
                                                                                                 -----------------------------------
    [_] Mandatory Source      ________________________________________________      Shipped Via: ___________________________________
    [_] Vendor Contacted      ________________________________________________      Date Delivered to Recipient: __________________
                              ________________________________________________      Accepted By: ___________________________________
                              CONTACTS NAME                    PHONE NUMBER                        (Print / Legible Signature of
                              FAX NUMBER:                                                           Recipient)
------------------------------------------------------------------------------------------------------------------------------------
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                       PURCHASE ORDER No.
Arthur D Little
INVOICE TO:
Arthur D. Little, Inc.
20 Acom Park, Cambridge, MA USA 02140-2390 - Telephone 617-498-5000 - Telemax: 617-498-7030
SHIP TO                                                                                                               DATE OF ORDER
LOCATION             SEE                 20 ACORN PARK                                     NO COPY TO RECEIVING
MARKED         |  |  BELOW         |  |  CAMBRIDGE, MA 02140-2390                   |  |   NECESSARY
------------------------------------------------------------------------------------------------------------------------------------
FOR USE ON GOVERNMENT CONTRACT NUMBER    PRIME   SUB   TO ARRIVE ON OR BEFORE  SHIP VIA    F.O.B.                        PPD   TERMS
                                                                                           SHIP PT.  [_] DESTINATION  [_]
------------------------------------------------------------------------------------------------------------------------------------

                                                                             [__]   MASSACHUSETTS SALES / USE TAX STATUS

         _______________________________________________________                    VENDOR REGISTRATION NO. 041549700
         _______________________________________________________
         _______________________________________________________             [__]   TAXABLE, ADD IF REGISTERED MASS. VENDOR
         _______________________________________________________             [__]   EXEMPT, FOR RESALE, CERTIFICATE FURNISHED
         ATTN:
         -------------------------------------------------------             [__]   EXEMPT, FOR MFG. USE, CERTIFICATE FURNISHED
                                                                             [__]   EXEMPT, NOT TAXABLE MY MASS. LAW
                                                                             [__]   OTHER

------------------------------------------------------------------------------------------------------------------------------------
ITEM       QUANTITY      CATALOG NO.                     DESCRIPTION                                                  PRICE
 NO
------------------------------------------------------------------------------------------------------------------------------------
 25           1          9-AT6LN                      Long nose pliers locking 6"
------------------------------------------------------------------------------------------------------------------------------------
 26           1          9-BH10937                   Balldriver L-wrench sets, Inch
------------------------------------------------------------------------------------------------------------------------------------
 27           1          9-BH10999                   Balldriver L-wrench sets, meters
------------------------------------------------------------------------------------------------------------------------------------
 28           1          9-43626                     10 pc crow foot wrench set
------------------------------------------------------------------------------------------------------------------------------------
 29           1          9-WR1080                    11/5" crow foot wrench
------------------------------------------------------------------------------------------------------------------------------------
 30           2          9-WR1082                    11/4" crow foot wrench
------------------------------------------------------------------------------------------------------------------------------------
 31           2          9-42230                     12 pc wrench set
------------------------------------------------------------------------------------------------------------------------------------
 32           2          9-44933                     1" long pattern comb wrench
------------------------------------------------------------------------------------------------------------------------------------
 33           2          9-44933                     11/16" long pattern  "    "
------------------------------------------------------------------------------------------------------------------------------------
 34           2          9-44936                     11/8" long pattern   "    "
------------------------------------------------------------------------------------------------------------------------------------
 35           2          9-44937                     1/14" long pattern   "    "
------------------------------------------------------------------------------------------------------------------------------------
    THIS ORDER SUBJECT TO CONDITIONS OF SALE ON FACE AND REVERSE SIDE.                                TOTAL
                                                                                                             -----------------------
1.  ACKNOWLEDGE THIS ORDER IMMEDIATELY, GIVING PRICE AND FULL DELIVERY INFORMATION.          ---------------------------------------
2.  SHOW ORDER NUMBER ON ALL INVOICES, PACKAGES, SHIPPING PAPERS AND CORRESPONDENCE.                 BUYER'S SIGNATURE ONLY
3.  WHERE FREIGHT CHARGES ARE APPLICABLE, PLEASE REPAY AND ADD.                              ---------------------------------------

PURCHASE REQUISITION: FOR AN EXPLANATION OF THIS FORM SEE THE REVERSE SIDE.
1. Please type or print requested information in unshaded areas only. 2. Recipient will receive Confirmation of Placement.
3. Submit intact to the Purchasing Department.

------------------------------------------------------------------------------------------------------------------------------------
4.  Date 1/10/2000   5.  Submitted by: Gus Block      6.  Ext.: 5412            Vendor Number: _____________________________________
         ----------                    ---------                -----------
7.  Deliver to (NAME):                                                          Buyer Name and Number: _____________________________
                       ----------------------------------------------------
8.  Building / Room:                                  9.  Ext.: ___________     Extension: _________________________________________
                     --------------------------------
10. Date Needed: __________________________________________________________     C.E.R. Number: _____________________________________

11. Case / Account: __________________ 12. [_] Gov. Case   [_] Civ. Case        Standing Order: [_]  Minority Vendor: [_]

13. Expense Category No.: ____  14. Unit No.: ___ 15. Employee No.: _______     Small Business Vendor: [_]

16. Is substitute acceptable?      17. Is Mat'l Certification required?         Lease / Rental Purchase: [_] L   [_] R
    [_] Yes  [_] No                    [_] Yes   [_] No                         Buyer's Confirmation:  [_] Yes   [_] No

18. Approval Signature  /s/ [ILLEGIBLE]                                         Follow-up Date: ____________________________________
                        ---------------------------------------------------
                               Section Head/Case Leader/Business Manager

19. Vendor Name:               Craftsman Industrial                             Date Received: _____________________________________
                               --------------------------------------------
    [_] Suggested Source       ____________________________________________     Received By: (ADL Recv. Dept.)
                                                                                             ---------------------------------------
    [_] Mandatory Source       ____________________________________________     Shipped Via: _______________________________________
    [_] Vendor Contacted       ____________________________________________     Date Delivered to Recipient: _______________________
                               ____________________________________________     Accepted By:________________________________________
                               CONTACT'S NAME               PHONE NUMBER                    (Print / Legible Signature of Recipient)
                               FAX NUMBER:
------------------------------------------------------------------------------------------------------------------------------------

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                                        PURCHASE ORDER No.

Arthur D Little
INVOICE TO:
Arthur D. Little, Inc.
20 Acorn Park, Cambridge, MA USA 02140-2390 . Telephone 617-498-5000 . Telefax: 617-498-7030

                                                                                                                       -------------
SHIP TO                                                                                                                DATE OF ORDER
LOCATION            SEE            20 ACORN PARK                                         NO COPY TO RECEIVING
MARKED         [_]  BELOW     [_]  CAMBRIDGE, MA 02140-2390                          [_] NECESSARY
------------------------------------------------------------------------------------------------------------------------------------
FOR USE ON GOVERNMENT CONTRACT NUMBER   PRIME  SUB  TO ARRIVE ON OR BEFORE  SHIP VIA  F.O.B.                          PPD    TERMS
                                                                                      SHIP PT. [_]   DESTINATION [_]
------------------------------------------------------------------------------------------------------------------------------------

     ___                                                                       ___  [_] MASSACHUSETTS SALES/USE TAX STATUS
          ____________________________________________________________________
          ____________________________________________________________________      .   VENDOR REGISTRATION NO. 041549700
          ____________________________________________________________________
          ____________________________________________________________________      [_] TAXABLE, ADD IF REGISTERED MASS. VENDOR
          ATTN:                                                                     [_] EXEMPT, FOR RESALE, CERTIFICATE FURNISHED
                                                                                    [_] EXEMPT, FOR MFG. USE, CERTIFICATE FURNISHED
          --------------------------------------------------------------------      [_] EXEMPT, NOT TAXABLE BY MASS. LAW
     ___                                                                       ___  [_] OTHER

FOLD -------------------------------------------------------------------------------------------------------------------------------
       ITEM
       NO.       QUANTITY          CATALOG NO.                            DESCRIPTION                        PRICE
     -------------------------------------------------------------------------------------------------------------------------------
      36             2               9-44235                 1/2" long pattern comb. wrench
     -------------------------------------------------------------------------------------------------------------------------------
      37             2               9-44236                 9/16" long pattern comb. wrench
     -------------------------------------------------------------------------------------------------------------------------------
      38             1               9-44263                 Extension bar, 20" x 3/8"
     -------------------------------------------------------------------------------------------------------------------------------
      39             1               9-34843                 3/8" 51pc socket set
     -------------------------------------------------------------------------------------------------------------------------------
      40             1               9-4435                  Universal joint
     -------------------------------------------------------------------------------------------------------------------------------
      41             1               9-40169                 Electronic Display Caliper
     -------------------------------------------------------------------------------------------------------------------------------
      42             1               9-3869                  6" comb. square
     -------------------------------------------------------------------------------------------------------------------------------
      43             2               9-LFW9210               10" pocket tape
     -------------------------------------------------------------------------------------------------------------------------------
      44             1               9-67115                 115 pc drill set
     -------------------------------------------------------------------------------------------------------------------------------
      45             1               9-65918                 6-Drawer Tool Chest
     -------------------------------------------------------------------------------------------------------------------------------
     THIS ORDER SUBJECT TO CONDITIONS OF SALE ON FACE AND REVERSE SIDE.                                       TOTAL
                                                                                                                    ----------------
                                                                                          __________________________________________
     1. ACKNOWLEDGE THIS ORDER IMMEDIATELY, GIVING PRICE AND FULL DELIVERY INFORMATION.             BUYER'S SIGNATURE ONLY
     2. SHOW ORDER NUMBER ON ALL INVOICES, PACKAGES, SHIPPING PAPERS AND CORRESPONDENCE.
     3. WHERE FREIGHT CHARGES ARE APPLICABLE, PLEASE PREPAY AND ADD.                      __________________________________________

PURCHASE REQUISITION: FOR AN EXPLANATION OF THIS FORM SEE THE REVERSE SIDE.
1. Please type or print requested information in unshaded areas only. 2. Recipient will receive Confirmation of Placement.
3. Submit intact to the Purchasing Department.

------------------------------------------------------------------------------------------------------------------------------------
4.  Date 1/10/2000   5.  Submitted by: Gus Block      6.  Ext.: 5412            Vendor Number: _____________________________________
         ----------                    ---------                -----------
7.  Deliver to (NAME): Gus Block                                                Buyer Name and Number: _____________________________
                       ----------------------------------------------------
8.  Building / Room: 15L-103                          9.  Ext.: ___________     Extension: _________________________________________
                     --------------------------------
10. Date Needed: __________________________________________________________     C.E.R. Number: _____________________________________

11. Case / Account: __________________ 12. [_] Gov. Case   [_] Civ. Case        Standing Order: [_]  Minority Vendor: [_]

13. Expense Category No.: ____  14. Unit No.: ___ 15. Employee No.: _______     Small Business Vendor: [_]

16. Is substitute acceptable?      17. Is Mat'l Certification required?         Lease / Rental Purchase: [_] L   [_] R
    [_] Yes  [_] No                    [_] Yes   [_] No                         Buyer's Confirmation:  [_] Yes   [_] No

18. Approval Signature  /s/ [ILLEGIBLE]                                         Follow-up Date: ____________________________________
                        ---------------------------------------------------
                               Section Head/Case Leader/Business Manager

19. Vendor Name:               Craftsman Industrial                             Date Received: _____________________________________
                               --------------------------------------------
    [_] Suggested Source       ____________________________________________     Received By: (ADL Recv. Dept.)
                                                                                             ---------------------------------------
    [_] Mandatory Source       ____________________________________________     Shipped Via: _______________________________________
    [_] Vendor Contacted       ____________________________________________     Date Delivered to Recipient: _______________________
                               ____________________________________________     Accepted By:________________________________________
                               CONTACT'S NAME               PHONE NUMBER                    (Print / Legible Signature of Recipient)
                               FAX NUMBER:

------------------------------------------------------------------------------------------------------------------------------------

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                                        PURCHASE ORDER No.

Arthur D Little
INVOICE TO:
Arthur D. Little, Inc.
20 Acorn Park, Cambridge, MA USA 02140-2390 . Telephone 617-498-5000 . Telefax: 617-498-7030

                                                                                                                       -------------
SHIP TO                                                                                                                DATE OF ORDER
LOCATION            SEE            20 ACORN PARK                                         NO COPY TO RECEIVING
MARKED         [_]  BELOW     [ ]  CAMBRIDGE, MA 02140-2390                          [_] NECESSARY
------------------------------------------------------------------------------------------------------------------------------------
FOR USE ON GOVERNMENT CONTRACT NUMBER   PRIME  SUB  TO ARRIVE ON OR BEFORE  SHIP VIA  F.O.B.                          PPD    TERMS
                                                                                      SHIP PT. [_]   DESTINATION [_]
------------------------------------------------------------------------------------------------------------------------------------

     ___                                                                       ___  [_] MASSACHUSETTS SALES/USE TAX STATUS
          ____________________________________________________________________
          ____________________________________________________________________      .   VENDOR REGISTRATION NO. 041549700
          ____________________________________________________________________
          ____________________________________________________________________      [_] TAXABLE, ADD IF REGISTERED MASS. VENDOR
          ATTN:                                                                     [_] EXEMPT, FOR RESALE, CERTIFICATE FURNISHED
          --------------------------------------------------------------------      [_] EXEMPT, FOR MFG. USE, CERTIFICATE FURNISHED
                                                                                    [_] EXEMPT, NOT TAXABLE BY MASS. LAW
     ___                                                                       ___  [_] OTHER

FOLD -------------------------------------------------------------------------------------------------------------------------------
       ITEM
       NO        QUANTITY          CATALOG NO.                            DESCRIPTION                        PRICE
     -------------------------------------------------------------------------------------------------------------------------------
      46             1               T-65919                 Rollaway
     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------
     THIS ORDER SUBJECT TO CONDITIONS OF SALE ON FACE AND REVERSE SIDE.                                TOTAL
                                                                                                              ----------------------
                                                                                          __________________________________________
     1. ACKNOWLEDGE THIS ORDER IMMEDIATELY, GIVING PRICE AND FULL DELIVERY INFORMATION.             BUYER'S SIGNATURE ONLY
     2. SHOW ORDER NUMBER ON ALL INVOICES, PACKAGES, SHIPPING PAPERS AND CORRESPONDENCE.
     3. WHERE FREIGHT CHARGES ARE APPLICABLE, PLEASE REPAY AND ADD.                       __________________________________________

PURCHASE REQUISITION: FOR AN EXPLANATION OF THIS FORM SEE THE REVERSE SIDE.
1. Please type or print requested information in unshaded areas only. 2. Recipient will receive Confirmation of Placement.
3. Submit intact to the Purchasing Department.

------------------------------------------------------------------------------------------------------------------------------------
4.  Date: 1/10/2000   5.  Submitted by: Gus Block      6.  Ext.: 5412           Vendor Number: _____________________________________
          ----------                    ---------                -----------
7.  Deliver to (NAME): Gus Block                                                Buyer Name and Number: _____________________________
                       ----------------------------------------------------
8.  Building / Room: 15L-103                          9.  Ext.: 5412            Extension: _________________________________________
                     --------------------------------           -----------
10. Date Needed: 1/11/2000                                                      C.E.R. Number: _____________________________________
                 ----------------------------------------------------------
11. Case / Account: 93286-15           12. [_] Gov. Case   [X] Civ. Case        Standing Order: [_]  Minority Vendor: [_]
                    ------------------
13. Expense Category No.: ____  14. Unit No.: 194  15. Employee No.: 0932       Small Business Vendor: [_]
                                              ---                   -------
16. Is substitute acceptable?      17. Is Mat'l Certification required?         Lease / Rental Purchase: [_] L   [_] R
    [_] Yes  [X] No                    [_] Yes   [X] No
                                                                                Buyer's Confirmation:  [_] Yes   [_] No

18. Approval Signature  /s/ [ILLEGIBLE]                                         Follow-up Date: ____________________________________
                        ---------------------------------------------------
                               Section Head/Case Leader/Business Manager

19. Vendor Name:               McMaster Carr                                    Date Received: _____________________________________
                               --------------------------------------------
    [X] Suggested Source       ____________________________________________     Received By: (ADL Recv. Dept.)
                                                                                             ---------------------------------------
    [_] Mandatory Source       ____________________________________________     Shipped Via: _______________________________________
    [_] Vendor Contacted       ____________________________________________     Date Delivered to Recipient: _______________________
                               ____________________________________________     Accepted By:________________________________________
                               CONTACT'S NAME               PHONE NUMBER                    (Print / Legible Signature of Recipient)
                               FAX NUMBER:
------------------------------------------------------------------------------------------------------------------------------------

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                                        PURCHASE ORDER No.

Arthur D Little
INVOICE TO:
Arthur D. Little, Inc.
20 Acorn Park, Cambridge, MA USA 02140-2390 . Telephone 617-498-5000 . Telefax: 617-498-7030

                                                                                                                       -------------
SHIP TO                                                                                                                DATE OF ORDER
LOCATION            SEE            20 ACORN PARK                                          NO COPY TO RECEIVING
MARKED         [_]  BELOW     [X]  CAMBRIDGE, MA 02140-2390                           [_] NECESSARY
------------------------------------------------------------------------------------------------------------------------------------
FOR USE ON GOVERNMENT CONTRACT NUMBER   PRIME  SUB  TO ARRIVE ON OR BEFORE  SHIP VIA  F.O.B.                          PPD    TERMS
                                                                                      SHIP PT. [_]   DESTINATION [_]
------------------------------------------------------------------------------------------------------------------------------------

     ___                                                                       ___  [_] MASSACHUSETTS SALES / USE TAX STATUS
          ____________________________________________________________________
          ____________________________________________________________________      .   VENDOR REGISTRATION NO. 041549700
          ____________________________________________________________________
          ____________________________________________________________________      [_] TAXABLE, ADD IF REGISTERED MASS. VENDOR
          ____________________________________________________________________      [_] EXEMPT, FOR RESALE, CERTIFICATE FURNISHED
          ATTN:                                                                     [_] EXEMPT, FOR MFG, USE, CERTIFICATE FURNISHED
          --------------------------------------------------------------------      [_] EXEMPT, NOT TAXABLE BY MASS. LAW
     ___                                                                       ___  [_] OTHER

FOLD -------------------------------------------------------------------------------------------------------------------------------
       ITEM
       NO        QUANTITY          CATALOG NO.                            DESCRIPTION                        PRICE
     -------------------------------------------------------------------------------------------------------------------------------
       1             3             8290A31                   Ratchet Tube Cutter
     -------------------------------------------------------------------------------------------------------------------------------
       2             3             8290A32                   Ratchet Tube Cutter
     -------------------------------------------------------------------------------------------------------------------------------
       3             12            8290A33                   Extra Tube Cutter wheels
     -------------------------------------------------------------------------------------------------------------------------------
       4             12            8290A34                   Extra Tube Cutter wheels
     -------------------------------------------------------------------------------------------------------------------------------
       5             3             8910A12                   Variable diameter drills
     -------------------------------------------------------------------------------------------------------------------------------
       6             1             60515A3                   2lb. dead blow hammer
     -------------------------------------------------------------------------------------------------------------------------------
       7             1             5682A47                   Phillips Round blade screwdriver
     -------------------------------------------------------------------------------------------------------------------------------
       8             1             6970A11                   Slotted round blade X-long screwdriver
     -------------------------------------------------------------------------------------------------------------------------------
       9             1             6714T82                   Flashlight
     -------------------------------------------------------------------------------------------------------------------------------
      10             2             4075A21                   Hacksaw
     -------------------------------------------------------------------------------------------------------------------------------
      11             2             2476A25                   Hacksaw blades, 24 tpi
     -------------------------------------------------------------------------------------------------------------------------------
      12             3             7016K71                   Standard Reel Retracting Electric Cord
     -------------------------------------------------------------------------------------------------------------------------------
     THIS ORDER SUBJECT TO CONDITIONS OF SALE ON FACE AND REVERSE SIDE.                                       TOTAL
                                                                                                              ----------------------
                                                                                          __________________________________________
     1. ACKNOWLEDGE THIS ORDER IMMEDIATELY, GIVING PRICE AND FULL DELIVERY INFORMATION.             BUYER'S SIGNATURE ONLY
     2. SHOW ORDER NUMBER ON ALL INVOICES, PACKAGES, SHIPPING PAPERS AND CORRESPONDENCE.
     3. WHERE FREIGHT CHARGES ARE APPLICABLE, PLEASE PREPAY AND ADD.                       _________________________________________

PURCHASE REQUISITION: FOR AN EXPLANATION OF THIS FORM SEE THE REVERSE SIDE.
1. Please type or print requested information in unshaded areas only 2. Recipient will receive Confirmation of Placement.
3. Submit intact to the Purchasing Department.                                                    [ILLEGIBLE]
------------------------------------------------------------------------------------------------------------------------------------
4.  Date  12/23/99      5. Submitted by:  Gus Block       6. Ext.: 5412             Vendor Number: ________________________________
          ----------                      --------------          ------------
7.  Deliver to (NAME): Gus Block                                                    Buyer Name and Number:  [ILLEGIBLE]
                       -------------------------------------------------------                              ------------------------
8.  Building / Room: 15L - 138                            9. Ext.: 5412             Extension: [ILLEGIBLE]
                     -----------------------------------           -----------                 -------------------------------------
10. Date Needed: 1/7/00                                                             C.E.R. Number: _________________________________
                 -------------------------------------------------------------
11. Case / Account: 93286-15               12.   [_] Gov. Case   [X] Civ. Case      Standing Order:  [_]   Minority Vendor:  [_]
                    -------------------
13. Expense Category No.: ________  14. Unit No.: 194   15. Employee No.: 0932      Small Business Vendor:  [_]
                                                  -----                   ----
16. Is substitute acceptable? [_] Yes  [_] No  17. Is Mat'l Certification
    required?  [_] Yes  [_] No                                                      Lease / Rental Purchase: [_] L   [_] R
                                                                                    Buyer's Confirmation:   [_] Yes   [_] No
18. Approval Signature  ______________________________________________________      Follow-up Date:  _______________________________
                              Section Head/Case Leader/Business Manager
19. Vendor Name:                     Global Industrial Equipment                    Date received:  ________________________________
                              ------------------------------------------------
    [X] Suggested Source      ________________________________________________      Received by: (ADL Recv. Dept.)
                                                                                                 -----------------------------------
    [_] Mandatory Source      ________________________________________________      Shipped Via: ___________________________________
    [_] Vendor Contacted      ________________________________________________      Date Delivered to Recipient: __________________
                                              800-645-1232                          Accepted By: ___________________________________
                              ------------------------------------------------                    (Print / Legible Signature of
                              CONTACT'S NAME                    PHONE NUMBER                       Recipient)
                              FAX NUMBER:                                 David V. 7207
------------------------------------------------------------------------------------------------------------------------------------
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                       PURCHASE ORDER No.
Arthur D Little
INVOICE TO:                        Fax: 800-336-3818           Part No.                Name                 Phone#
Arthur D. Little, Inc.
20 Acorn Park, Cambridge, MA USA 02140-2390 . Telephone 617-498-5000 . Telefax: 617-498-7030
                                                                                                                   ----------------
SHIP TO                                                                                                             DATE OF ORDER
LOCATION             SEE                 20 ACORN PARK                                     NO COPY TO RECEIVING
MARKED         |  |  BELOW         |  |  CAMBRIDGE, MA 02140-2390                   |  |   NECESSARY
------------------------------------------------------------------------------------------------------------------------------------
FOR USE ON GOVERNMENT CONTRACT NUMBER    PRIME   SUB   TO ARRIVE ON OR BEFORE  SHIP VIA    F.O.B.                        PPD   TERMS
                                                                                           SHIP PT.  [_] DESTINATION  [_]
------------------------------------------------------------------------------------------------------------------------------------

                                                                             [__]   MASSACHUSETTS SALES / USE TAX STATUS
     __                                                          __
         _______________________________________________________               .    VENDOR REGISTRATION NO. 041549700
         _______________________________________________________
         _______________________________________________________             [__]   TAXABLE, ADD IF REGISTERED MASS. VENDOR
         _______________________________________________________             [__]   EXEMPT, FOR RESALE, CERTIFICATE FURNISHED
         ATTN:
         -------------------------------------------------------             [__]   EXEMPT, FOR MFG. USE, CERTIFICATE FURNISHED
                                                                             [__]   EXEMPT, NOT TAXABLE BY MASS. LAW
                                                                             [__]   OTHER
     __                                                          __
------------------------------------------------------------------------------------------------------------------------------------
ITEM       QUANTITY      CATALOG NO.                            DESCRIPTION                                           PRICE
 NO
------------------------------------------------------------------------------------------------------------------------------------
  1           6          DH651397                    60x36" Basiz Bench, Maple top              248.95
------------------------------------------------------------------------------------------------------------------------------------
  2           3          DH651416                    48x24" Bench Return, Maple top             154.95
------------------------------------------------------------------------------------------------------------------------------------
  3           6          DH651431                    60" Bench upright                           95.95
------------------------------------------------------------------------------------------------------------------------------------
  4           6          DH651428                    60x12" Cantilever shelf                     72.95
------------------------------------------------------------------------------------------------------------------------------------
  5           3          DH651443                    60" Bin Panel Kit, 3 Bin Panels             67.95
------------------------------------------------------------------------------------------------------------------------------------
  6           3          DH651444                    60" Bin Panel Kit, 2 Bin Panels, 1 Steel    63.95
------------------------------------------------------------------------------------------------------------------------------------
  7           3          DH651439                    48" Electric Strip                          47.95
------------------------------------------------------------------------------------------------------------------------------------
  8           3          DH651436                    24" Bench Drawer                            51.95
------------------------------------------------------------------------------------------------------------------------------------
  9           3          DH651438                    36" Bench Drawer                            55.75
------------------------------------------------------------------------------------------------------------------------------------
 10           6          DH651455                    60x16" Lower-Shelf                          64.95
------------------------------------------------------------------------------------------------------------------------------------
 11           2          DH244853                    Production Steel                           251.95
------------------------------------------------------------------------------------------------------------------------------------
                                                        CONT'D                                P. 1 of 2
------------------------------------------------------------------------------------------------------------------------------------
    THIS ORDER SUBJECT TO CONDITIONS OF SALE ON FACE AND REVERSE SIDE.                                TOTAL
                                                                                                             -----------------------
1.  ACKNOWLEDGE THIS ORDER IMMEDIATELY, GIVING PRICE AND FULL DELIVERY INFORMATION.          ---------------------------------------
2.  SHOW ORDER NUMBER ON ALL INVOICES, PACKAGES, SHIPPING PAPERS AND CORRESPONDENCE.                 BUYER'S SIGNATURE ONLY
3.  WHERE FREIGHT CHARGES ARE APPLICABLE, PLEASE PREPAY AND ADD.
4.  [ILLEGIBLE]                                                                              ---------------------------------------

                          Please see Changes in Bold
                      EPYX Inventory (194) as of 3/31/00

ASSET          LAST           FIRST     MAKE            MODEL
300-2702       Batal          John      IBM             17" color monitor
300-2704       Batal          John      IBM             PC300PL/400
300-1418       Bentley        Jeffrey   IBM             Thinkpad 560
300-1562       Bentley        Jeffrey   IBM             Thinkpad 560E P/MMX
300-2452       Bentley        Jeffrey   IBM             PC300 PL
300-2511       Bentley        Jeffrey   IBM             21" G72 FS color monitor
300-2548       Bentley        Jeffrey   IBM             Thinkpad 600
300-2970       Bentley        Jeffrey   IBM             Thinkpad 600X
800-1704       Bentley        Jeffrey   Compaq          LTE 5100 pentium
800-3777       Bentley        Jeffrey   MAG Innovation  17" color monitor
300-2463       Block          Gus       Compaq          Deskpro 4000
300-2464       Block          Gus       Compaq          Deskpro 4000
300-2465       Block          Gus       Compaq          Deskpro 4000
300-2504       Block          Gus       Compaq          15" color monitor
300-2787       Block          Gus       IBM             Thinkpad 600
800-1988       Block          Gus       IBM             Thinkpad 560
800-2940       Block          Gus       Compaq          15" color monitor
800-3110       Block          Gus       Compaq          15" color monitor
800-3882       Block          Gus       Compaq          15" color monitor
143-4397       Block          Stephen   AST             AST SVGA-LR
300-2451       Bowers         Brian     IBM             PC300 PL
300-2469       Bowers         Brian     IBM             17" color monitor
300-1671       Boyd           Stephen   Compaq          17" color monitor
300-1672       Boyd           Stephen   Compaq          Deskpro 4000
300-1318       Celona         John      Compaq          17" color monitor
300-1895       Celona         John      Compaq          Deskpro 4000
800-3871       Chintawar      Prashant  Quantex         QP6 PII/300 MHz
800-3872       Chintawar      Prashant  Quantex         17" color monitor
300-1973       Cioffi         Carlo     Compaq          17" color monitor
300-2958       Cioffi         Carlo     IBM             PC300PL/550
300-2964       Cioffi         Carlo     IBM             17 color G76

300-2445  Cole           Terence        IBM          PC300 PL
300-2473  COle           Terence        IBM          17" color monitor
800-3785  Cole           Terence        Quantex      17" color monitor
300-2379  Cross          James          IBM          Thinkpad 600
300-2796  Cross          James          IBM          Thinkpad 600X
800-2107  Cross          James          IBM          Thinkpad 560
800-3776  Dorson         Matthew        Quantex      QP6 PII/300 MHz
300-2959  Goodwin        Marc           IBM          PC300PL/550
300-2967  Goodwin        Marc           IBM          17 color G76
300-1666  Goodwin        Mark           IBM          Thinkpad 380 ED
300-1459  Hagan          Mark           Compaq       15" color monitor
800-3513  Hagan          Mark           Compaq       Deskpro 6000
800-3771  Hagan          Mark           Compaq       Deskpro 6000
300-2962  Hailes         Rebecca        IBM          PC300PL/550
300-2968  Hailes         Rebecca        IBM          17 color G76
300-1786  Hand           Mary           Tektronix    Phaser 560C color laser
300-1900  Hand           Mary           Compaq       17" color monitor
300-2696  Hand           Mary           IBM          PC300PL/400
800-3765  Hansen         Wesley         IBM          Thinkpad 600
300-2467  Harvey         Richard        Compaq       Deskpro 4000
300-1393  Haverty        Alina          Compaq       Deskpro 4000
300-2397  Haverty        Alina          IBM          17" color monitor
300-2687  Haverty        Alina          IBM          PC300PL/350
143-1954  He             Bo-Xiong       Compaq       Deskpro 386s
300-2609  He             Bo-Xiong       IBM          Thinkpad 600
800-2245  Hill           Steven         Compaq       17" color monitor
800-2505  Hill           Steven         Compaq       Deskpro Pentium 4000
300-2804  Jamil          Anwar          IBM          Intellistation MPro
800-2147  Khan           Abdul          Apple        17" color monitor
800-2954  Khan           Abdul          IBM          Thinkpad 365XD
300-1976  Kottenstette   Nicholas       Compaq       17" color monitor
800-1348  Kottenstette   Nicholas       Compaq       Deskpro 590 Pentium
300-2444  Landry         Brian          IBM          PC300 PL
300-2541  Landry         Brian          IBM          PC300 PL
800-3611  Landry         Brian          IBM          PC300 PL
800-3612  Landry         Brian          IBM          17" color monitor
143-5547  Lavine         KathySue       Apple        17" color monitor

300-2594       Liu            Helen          IBM                 PC300PL
300-2697       Liu            Helen          IBM                 17" color monitor
143-1527       Mitchell       William        Hewlett-Packard     HP Laserjet II
143-3203       Mitchell       William                            Radius B/W (Apple)
143-3877       Mitchell       William                            RGB
143-4863       Mitchell       William        Compaq              Deskpro 486 33i
143-5132       Mitchell       William        Apple               RGB Color Display
143-5551       Mitchell       William        Apple               Apple 15"Color
300-1894       Mitchell       William        Compaq              Deskpro 4000
300-1975       Mitchell       William        Compaq              17" color monitor
300-2427       Mitchell       William        IBM                 PC300 PL
300-2443       Mitchell       William        IBM                 PC300 PL
300-2458       Mitchell       William        IBM                 17" color monitor
300-2474       Mitchell       William        IBM                 17" color monitor
300-2512       Mitchell       William        IBM                 21" G72 FS color monitor
300-2678       Mitchell       William        IBM                 PC300PL/350
300-2679       Mitchell       William        IBM                 17" color monitor
300-2684       Mitchell       William        IBM                 PC300PL/350
300-2686       Mitchell       William        IBM                 PC300PL/350
300-2700       Mitchell       William        IBM                 17" color monitor
300-2705       Mitchell       William        IBM                 PC300PL/400
300-2708       Mitchell       William        IBM                 17" color monitor
300-2744       Mitchell       William        IBM                 PC300 PL
300-2745       Mitchell       William        IBM                 17" color monitor
300-2797       Mitchell       William        IBM                 Thinkpad 600X
300-3779       Mitchell       William        Hewlett-Packard     Vectra VL7
800-           Mitchell       William        MAG Innovation      17" color monitor
800-           Mitchell       William        MAG Innovation      17" color monitor
800-1012       Mitchell       William        IBM                 ThinkPad 755C
800-1363       Mitchell       William        Compaq              Compaq 15" Color
800-1387       Mitchell       William        Compaq              Deskpro 5100 (Pentium)
800-2945       Mitchell       William        Compaq              Compaq 2000
800-2946       Mitchell       William        Compaq              17" color monitor
800-3501       Mitchell       William        Apple               LaserWriter 16/600Postscript
800-3762       Mitchell       William        MAG Innovation      17" color monitor
800-3763       Mitchell       William        Hewlett-Packard     Vectra VL7
800-3764       Mitchell       William        Hewlett-Packard     17" color monitor

800-3766       Mitchell       William        Hewlett-Packard          Laserjet 4000TN
800-3767       Mitchell       William        Hewlett-Packard          Kayak XA
800-3768       Mitchell       William        Hewlett-Packard          17" color monitor
800-3769       Mitchell       William        Compaq                   Deskpro 6000
800-3770       Mitchell       William        Compaq                   17" color monitor
800-3772       Mitchell       William        Compaq                   17" color monitor
800-3773       Mitchell       William        Hewlett-Packard          Vectra VL7
800-3774       Mitchell       William        Hewlett-Packard          Vectra VL7
800-3775       Mitchell       William        IBM                      Thinkpad 600
800-3778       Mitchell       William        Hewlett-Packard          17" Ergo 1284
300-2448       Morriseau      Brian          IBM                      PC300 PL
300-2457       Morriseau      Brian          IBM                      17" color monitor
300-2960       Mosher         Paul           IBM                      PC300PL/550
300-2965       Mosher         Paul           IBM                      17 color G76
800-2139       Mosher         Paul           Compaq                   Deskpro 4000                 Given to Jason Willey
300-2426       Northrop       William        IBM                      PC300 PL
300-2455       Northrop       William        IBM                      17" color monitor
143-3632       Nowicki        Brian          AST                      SVGA
143-4865       Nowicki        Brian          Compaq                   Deskpro 486 66i
300-1897       Nowicki        Brian          Compaq                   Deskpro 4000
300-1901       Nowicki        Brian          Compaq                   17" color monitor
300-2802       Nowicki        Brian          IBM                      20" monitor
300-2803       Nowicki        Brian          IBM                      20" monitor
300-2805       Nowicki        Brian          IBM                      Intellistation MPro
300-2806       Nowicki        Brian          IBM                      Intellistation MPro
300-3116       Nowicki        Brian          IBM                      17" color monitor
800-1824       Nowicki        Brian          IBM                      21" P260
800-2503       Nowicki        Brian          Compaq                   Deskpro Pentium 4000
800-2504       Nowicki        Brian          Compaq                   15" color monitor
800-3311       Nowicki        Brian          Mag DX 1745              17" color monitor
800-3312       Nowicki        Brian          Mag DX 1745              17" color monitor
800-3313       Nowicki        Brian          Mag DX 1745              17" color monitor
300-2961       Polevaya       Olga           IBM                      PC300PL/550
300-2966       Polevaya       Olga           IBM                      17 color G76
800-2574       Polevaya       Olga           IBM                      Thinkpad 560                 Back to stock for future new hire
300-2446       Pollica        Darryl         IBM                      PC300 PL
300-2471       Pollica        Darryl         IBM                      17" color monitor

300-2613       Pollica        Darryl         IBM       PC300PL/350
300-2430       Prabhu         Srinivasa      IBM       Thinkpad 600
800-3960       Prabhu         Srinivasa      IBM       Thinkpad 560
300-2450       QI             Frank          IBM       PC300 PL
300-2456       QI             Frank          IBM       17" color monitor
300-2513       Rivera         Alejandro      IBM       21" G72 FS color monitor
300-2807       Rivera         Alejandro      IBM       Intellistation MPro
300-2428       Rizzo          Vincent        IBM       PC300 PL
300-2470       Rizzo          Vincent        IBM       17" color monitor
300-4007       Rizzo          Vincent        IBM       21" P260 Stealth Black Monitor
300-4008       Rizzo          Vincent        IBM       Intellistation MPRO Pentium III/733
300-4009       Rizzo          Vincent        IBM       21" P260 stealth black color Monitor
300-4010       Rizzo          Vincent        IBM       Intellistation MPRO Pentium III/733
300-1898       Rounds         Robert         Compaq    17" color monitor
300-2325       Rounds         Robert         Compaq    Deskpro 4000
300-2472       Rumsey         Jennifer       IBM       17" color monitor
300-2595       Rumsey         Jennifer       IBM       PC300PL/400
300-1668       Sylvester      Richard        Compaq    17" color monitor
300-1669       Sylvester      Richard        Compaq    Deskpro 4000
143-4575       Teagan         William        IBM       Thinkpad 720C                           Transfer to Unit 966- Not in Unit 194
300-1477       Thompson       Craig          Compaq    Deskpro 4000
300-2675       Thompson       Craig          IBM       PC300PL/350
300-2703       Thompson       Craig          IBM       17" color monitor
300-1623       UNASSIGNED                    Compaq    Deskpro 6000
300-1036       Unassigned     AcornPark      Compaq    Deskpro 4000 LS
300-1191       Unassigned     Unassigned     Compaq    Armada 4131T
300-2963       Unassigned     Unassigned     IBM       PC300PL/550
300-2969       Unassigned     Unassigned     IBM       17 color G76
300-2971       Unassigned     Unassigned     IBM       Thinkpad 600X
800-1359       UNASSIGNED     UNASSIGNED     Compaq    Deskpro 590 (Pentium)
800-3098       UNASSIGNED     UNASSIGNED     Compaq    Armada 1130T
300-1427       Unassigned                    Compaq    Armada 4131T
300-1458       UNASSIGNED                    Compaq    Deskpro 4000
800-3144       Voduc          Vinh           IBM       Thinkpad 560
300-2015       Zhao           James          Compaq    Deskpro 4000
300-2123       Zhao           James          Compaq    17" color monitor
800-2045       Zhao           Jessica        IBM       Thinkpad 560

NEC Multisync XMz9 Plus V Videoplayer
Viewsonic Prof. Svcs. PT813 Monitor
Flight Computer (Serial No. #25M1012)
H-P Laserjet 4000 printer
H-P Laserjet 4000 printer
Furniture: Office Cubicles
Kodak DC120 Camera